Exhibit (J) (3) (A)

THIS MASTER LIEN INSTRUMENT, Made as of the 16th day of December, 1996 between KOGER EQUITY, INC., a Florida corporation, 3986 Boulevard Center Drive, Jacksonville, FL 32207, herein (said Grantor/Trustor, whether one or more in number) called "Grantor", and MICHAEL P. CUSICK, Four Forest Plaza, Suite 970, 12222 Merit Drive, Dallas, TX 75251-2234, herein called "Trustee", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Beneficiary":

                                 GRANTING CLAUSE

WITNESSETH, That Grantor, in consideration of the indebtedness herein mentioned, does hereby irrevocably bargain, sell, grant, transfer, assign and convey unto Trustee, in trust, with power of sale and right of entry and possession, the following properties (herein collectively referred to as the "Properties" and individually referred to as a "Property"):

         A.       The land described in Exhibits  "A-1" through "A-10"  attached
                  hereto  and   incorporated   herein   (the   "Land")  and  all
                  appurtenances thereto; and

         B. All buildings and improvements now existing or hereafter erected thereon, all waters and water rights, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning equipment, water and gas fixtures, and all other fixtures of every description belonging to Grantor which are or may be placed or used upon the Land or attached to the buildings or improvements, all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the realty as between the parties hereto.

Except as expressly provided in the covenant hereof entitled "Due on Sale", Grantor agrees not to sell, transfer, assign or remove anything described in B above now or hereafter located on the Land without prior written consent from Beneficiary unless (i) such action does not constitute a sale or removal of any buildings or building improvements (except as provided in (y) below) or the sale or transfer of waters or water rights and (x) in the case of personal property,
(a) such personal property is removed on a temporary basis for repairs in the ordinary course of business; (b) such personal property is not reasonably necessary or appropriate to the efficient use or operation of the Property; (c) such personal property is consumed or worn out or has become obsolete and is promptly replaced by Grantor with personal property of equal or greater value and/or utility, unless replacement is not reasonably necessary or appropriate to the efficient use of the Property; or (d) such personal property is actually






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replaced by Grantor with  similar  personal  property of equal or greater  value and/or utility, or (y) in the case of tenant improvements, the removal thereof is in the ordinary course of leasing office space which is a part of the Property.

Without limiting the foregoing grants, Grantor hereby pledges to Beneficiary, and grants to Beneficiary a security interest in, all of Grantor's present and hereafter acquired right, title and interest in and to the Properties and any and all

         C. cash and other funds now or at any time hereafter deposited by or for Grantor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Beneficiary or a third party, or otherwise deposited with, or in the possession of, Beneficiary pursuant to the Loan Documents; and

         D. surveys, soils reports, environmental reports, guaranties, warranties, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Property to the extent assignable in accordance with applicable agreements and law; and

         E. present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Grantor on account of the Property or any of the foregoing personal property.

All personal property hereinabove described is hereinafter referred to as the "Personal Property".

                            SECURITY AGREEMENT CLAUSE

If any of the Properties are of a nature that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement and financing statement if permitted by applicable law and Grantor agrees to join with Beneficiary in the execution of any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the Uniform Commercial Code.







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                                 SECURING CLAUSE

TO HAVE AND TO HOLD the same unto Trustee for the purpose of securing:

         (a) Payment to the order of Beneficiary of the indebtedness evidenced by (i) the Tranche A Promissory Note of even date herewith executed by Grantor for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2007 and with interest as therein expressed and (ii) the Tranche B Promissory Note of even date herewith executed by Grantor for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2009 and with interest as therein expressed (the Tranche A Promissory Note and Tranche B Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Note"), it being recognized that the funds may not have been fully advanced as of the date hereof but may be advanced in the future in accordance with the terms of the Loan Commitment (as hereinafter defined); and

         (b) Payment of all sums that may become due Beneficiary under the provisions of, and the performance of each agreement of Grantor contained in, the Loan Documents.

As used herein, "Loan Documents" means this instrument, the Note, that certain Absolute Assignment of Leases and Rents of even date herewith between Grantor and Beneficiary (the "Absolute Assignment"), that certain Certification of Borrower of even date herewith, to the extent not inconsistent with the other Loan Documents, that certain Application dated July 29, 1996 and acceptance letter dated September 10, 1996 executed by Beneficiary (together, the "Loan Commitment"), and any other agreement entered into by Grantor and delivered to Beneficiary in connection with the indebtedness evidenced by the Note, except for any separate environmental indemnity agreement, as any of the foregoing may be amended from time to time.

                               DEFINITIONS CLAUSE

"Park" means any one of the ten office parks described by the consolidation of the individual legal descriptions on any one of the exhibits entitled Exhibits "A-1" through "A-10" attached hereto.

"Building" means each of the buildings located on the Land described in Exhibits "A-1" through "A-10" attached hereto.

"Pool" means either of the Pool A Parks or the Pool B Parks.

"Pool A Parks" mean the Parks in the City of Memphis, Shelby County, Tennessee; in the City of San Antonio, Bexar County, Texas; in the City of St. Petersburg, Pinellas County, Florida; and in the City of Tallahassee, Leon County, Florida.





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"Pool B Parks" mean the Parks in the City of Austin,  Travis County,  Texas;  in
the City of El Paso, El Paso County, Texas; in the City of Greenville, Greenville County, South Carolina; in the City of Jacksonville, Duval County, Florida; and in the City of Orlando, Orange County, Florida.

"Valuation" means the amount mutually agreed to by Grantor and Beneficiary or, if such parties do not so mutually agree, upon the following appraisal procedure which shall be initiated by Grantor by giving written notice to Beneficiary which shall include its designation of an appraiser (the "First Appraiser"). Within twenty (20) days after the service of the notice designating the First Appraiser, Beneficiary shall give written notice to Grantor designating the second appraiser (the "Second Appraiser"). If the Second Appraiser is not so designated within the time above specified, the appointment of the Second Appraiser shall be made in the same manner as is hereinafter provided for the appointment of the third appraiser (the "Third Appraiser") in the event the First and Second Appraisers are unable to agree upon the Third Appraiser. The First and Second Appraisers so designated or appointed shall meet within ten
(10) days after the Second Appraiser is appointed, and if, within thirty (30) days after the Second Appraiser is appointed, the First and Second Appraisers do not agree upon the Valuation, they shall appoint a Third Appraiser who shall be a competent and impartial person. In the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the Third Appraiser shall be selected by Beneficiary and Grantor if they can agree thereon within a further period of fifteen (15) days. If the parties do not agree, or if for any reason the three appraisers have not been chosen within fifteen (15) days after the expiration of the fifteen (15) day period referred to in the immediately preceding sentence, either the Beneficiary or Grantor, on behalf of both, may request such appointment by the presiding Judge of the United States District Court for the District in which the Property is located. In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of such appraiser so failing, refusing or being unable to act. Grantor shall pay the fees and expenses of all appraisers. Any appraiser designated to serve in accordance with the provisions of this Agreement shall be qualified to appraise the type of property being appraised in the County and State in which the Park in question is located, shall be a member of the Appraisal Institute (or any successor association or body of comparable standing if such Institute is not then in existence) and shall have been actively engaged in the appraisal of real estate in the County (set forth above) for a period of not less than ten (10) years immediately preceding its appointment. The Appraisers shall determine the Valuation, provided, however, no value shall be attributed to good will. The Appraisers may employ such independent counsel and accountants, unaffiliated with Beneficiary or Grantor as any two of the three appraisers shall determine to be necessary or advisable to assist them in carrying out their duties hereunder. The fees and expenses of such counsel and accountants shall be borne by Grantor. A decision joined in by two of the three appraisers shall be the decision of the appraisers. In the event no two appraisers can agree, the decision of the Third Appraiser shall be conclusive. After reaching a decision, the appraisers shall give written notice thereof to Beneficiary and Grantor.






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A violation of any of the Financial Covenants provided for in Paragraph 9 of the
Loan Commitment will cause a default under the terms and conditions of any of the Loan Documents.

NOTHING CONTAINED HEREIN IS INTENDED TO CONSTITUTE AN ALLOCATION OF SECURITY FOR PURPOSES OF BENEFICIARY'S REMEDIES; AND GRANTOR AGREES THAT UNTIL THE RELEASE OF SECURITY PURSUANT TO THE TERMS HEREOF, ALL OF THE PROPERTY SECURES THE TRANCHE A PROMISSORY NOTE AND THE TRANCHE B PROMISSORY NOTE.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, GRANTOR REPRESENTS, COVENANTS AND AGREES AS SET FORTH BELOW:

Payment of Debt. Grantor agrees to pay the indebtedness hereby secured (the "Indebtedness") promptly and in full compliance with the terms of the Loan Documents.

Ownership. Grantor represents that it owns the Properties and has good and lawful right to convey the same and that the Properties are free and clear from any and all encumbrances whatsoever, except as appears in the title evidence accepted by Beneficiary. Grantor does hereby forever warrant and shall forever defend the title and possession thereof against the lawful claims of any and all persons whomsoever.

Maintenance of Property and Compliance with Laws. Grantor agrees to keep the buildings and other improvements now or hereafter erected on the Land in good condition and repair; not to commit or suffer any waste; to comply with all laws, rules and regulations affecting the Properties with which the failure to comply would have a material adverse effect on any Building; and to permit Beneficiary to enter at all reasonable times and upon 24 hours prior notice for the purpose of inspection and of conducting, in a reasonable and proper manner, such tests to be conducted at Beneficiary's expense, except as otherwise provided for in any separate environmental indemnity agreement as Beneficiary determines to be necessary in order to monitor Grantor's compliance with applicable laws and regulations regarding hazardous materials affecting the Properties.

Notwithstanding the foregoing, the Grantor is not required to restore or repair buildings or improvements to the extent insurance proceeds or condemnation awards are not made available by the Beneficiary to the Grantor for such purpose but are instead used by Beneficiary to repay a portion of the balance of the Note. If Grantor is not required to restore or repair the damaged or taken property in accordance with the immediately preceding sentence, it shall (i) for any partially destroyed or taken building or improvements secure and enclose the remaining portion of the building or improvements so as to make such remaining portions of such building or improvements reasonably usable to the extent practical and (ii) for any building or improvements which are substantially or totally destroyed demolish such remaining building or improvements and rough grade and landscape the applicable portion of the Lane in accordance with the requirements of applicable governmental authorities so that the remaining






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portion of such  destroyed  building  or  improvements  do not  present a safety hazard or detract from the overall scenic surroundings of the applicable Park.

Insurance. Grantor agrees to keep the Properties insured for the protection of Beneficiary in such manner and in such amounts and in such companies as Beneficiary may from time to time approve, and to keep the policies or certificates therefor, properly endorsed, on deposit with Beneficiary; that insurance loss proceeds (less expenses of collection) shall, at Beneficiary's option, be applied on the Indebtedness, whether due or not, or to the restoration of the Properties, or be released to Grantor, but such application or release shall not cure or waive any default under any of the Loan Documents. If Beneficiary elects to apply the insurance loss proceeds on the Indebtedness, no prepayment privilege fee shall be due on the amount of proceeds so applied.

Notwithstanding the immediately preceding paragraph, Beneficiary agrees that if the insurance loss proceeds are less than $500,000 (increased by 3% per year from the date hereof) for any one casualty, such proceeds will be released to Grantor for reasonable restoration of the Property (which, for purposes of this provision includes rebuilding or replacement such that the Valuation of applicable Property is not diminished) and the other provisions of this covenant shall not be applicable, provided, however, insurance loss proceeds under this paragraph shall not be released to Grantor if Beneficiary has previously released insurance loss proceeds to Grantor and the applicable Property has not been so restored.

Notwithstanding the two immediately preceding paragraphs, Beneficiary agrees that if there then exists no Event of Default under any Loan Document and if the insurance loss proceeds are $500,000 or more (increased by 3% per year from the date hereof) but less than the unpaid principal balance of the Note and if the casualty occurs prior to the last three years of the term of the Note, then the insurance loss proceeds (less expenses of collection) shall be applied to restoration of the Property to its condition prior to the casualty, subject to satisfaction of the following conditions:

         (a) There is no existing Event of Default at the time of casualty, and if there shall occur any Event of Default after the date of the casualty, Beneficiary shall have no further obligation to release insurance loss proceeds hereunder.

         (b) The casualty insurer has not denied liability for payment of insurance loss proceeds as a result of any act, neglect, use or occupancy of the Property by Grantor or any tenant of the Property.

         (c) Beneficiary shall be satisfied that that the amount necessary to complete the restoration of the Property is available from all insurance loss proceeds so held, together with supplemental funds which Grantor commits to make available to such restoration and agrees to fund prior to the disbursement of any insurance proceeds. Any remaining insurance loss






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                  proceeds may, at the option of Beneficiary,  be applied on the
                  Indebtedness, whether or not due, or be released to Grantor.

         (d) If required by Beneficiary, Beneficiary shall be furnished a satisfactory report addressed to Beneficiary from an environmental engineer or other qualified professional satisfactory to Beneficiary to the effect that no adverse environmental impact to the Property resulted from the casualty or, if any such impact has resulted, that the same has been corrected to Beneficiary's satisfaction.

         (e) Beneficiary shall release casualty insurance proceeds as restoration of the Property progresses provided that Beneficiary is furnished satisfactory evidence of the costs of restoration and if, at the time of such release, there shall exist no Event of Default under the Loan Documents. In addition, (i) the drawings and specifications for the restoration shall be approved by Beneficiary in writing prior to commencement of the restoration, and (ii) Beneficiary shall receive an administration fee equal to 1% of the cost of restoration.

         (f) Prior to each release of funds, Grantor shall obtain for the benefit of Beneficiary an endorsement to Beneficiary's title insurance policy insuring against any liens arising from the restoration.

         (g) Grantor shall pay all costs and expenses incurred by Beneficiary, including, but not limited to, outside legal fees, title insurance costs, third-party disbursement fees, third-party engineering reports and inspections deemed necessary by Beneficiary.

         (h) All applicable reciprocal easement and operating agreements, if any, shall remain in full force and effect between the parties thereto on and after restoration of the Property.

         (i) Beneficiary shall be satisfied that the operating income from the buildings not destroyed plus loss of rents insurance proceeds will be sufficient to cover the annual debt service under all indebtedness secured by the Property at least 1.3 times.

         (j) All leases of more than 10,000 rentable square feet in effect at the time of the casualty with tenants who have entered into Beneficiary's form of Non- Disturbance and Attornment Agreement or similar agreement shall remain in full force and each tenant thereunder shall be obligated, or shall elect, to continue the lease term at full rental (subject only to abatement, if any, during any period in which the Property or a portion thereof shall not be used and occupied by such tenant as a result of the casualty) or, in the alternative, a replacement tenant(s) approved by Beneficiary have entered into an approved lease(s) for such space.





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If a casualty as  described  in the  preceding  paragraph  damages more than one
Building and one or more of the damaged  Buildings  satisfies the  conditions of
(a) through (j) above (each a "Qualifying Building") and one or more of the damaged Buildings does not satisfy the conditions of (a) through (j) above (a "Non - Qualifying Building"), insurance loss proceeds allocated by Beneficiary shall be applied to restoration of each Qualifying Building, as provided in the preceding paragraph. Such allocation of insurance proceeds by Beneficiary shall be made in the same ratio that the aggregate net rentable square feet of each Qualifying Building bears to the sum of the aggregate net rentable square feet of each Qualifying Building plus the aggregate net rentable square feet of each Non - Qualifying Building.

Condemnation. Grantor hereby assigns to Beneficiary (i) any award and any other proceeds resulting from damage to, or the taking of, all or any portion of any Property in connection with condemnation proceedings or the exercise of any power of eminent domain and (ii) the proceeds from any sale or transfer in lieu thereof (less expenses of collection), which shall be applied to restoration of the affected Property, subject to the provisions stated above for application of insurance loss proceeds and subject to the further condition that restoration or replacement of the improvements on the Land to their functional and economic utility prior to such damage or taking be possible within the Park in which such taking occurred. Any portion of such award and proceeds not applied to restoration shall, at Beneficiary's option, be applied on the Indebtedness, whether due or not, or be released to Grantor, but such application or release shall not cure or waive any default under any of the Loan Documents. If Beneficiary elects to apply the condemnation award and proceeds on the Indebtedness, no Prepayment Fee shall be due on the amount of award or proceeds so applied.

Taxes and Special Assessments. Grantor agrees to pay before delinquency all taxes and special assessments of any kind that have been or may be levied or assessed against the Properties, this instrument, the Note or the Indebtedness, or upon the interest of Trustee or Beneficiary in the Properties, this instrument, the Note or the Indebtedness, and to procure and deliver to Beneficiary a copy of the official receipt of the proper officer showing timely payment of all such taxes and assessments; provided, however, that Grantor shall not be required to pay any such taxes or special assessments if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and funds sufficient to satisfy the contested amount have been deposited in an escrow satisfactory to Beneficiary or paid to the taxing authority.

Personal Property. With respect to the Personal Property, Grantor hereby represents, warrants and covenants as follows:

         (a) Except for the security interest granted hereby, Grantor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever subject, however, to the rights of any tenants under their leases. Grantor shall notify Beneficiary of, and shall indemnify and defend Beneficiary and the Personal







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Property against, all claims and demands of all persons at any time claiming the
Personal Property or any part thereof or any interest therein.

         (b) Except as otherwise provided above, Grantor shall not lease, sell, convey or in any manner transfer the Personal Property without the prior consent of Beneficiary.

         (c) Grantor maintains a place of business at the address set forth in the first paragraph of this instrument, and Grantor shall immediately notify Beneficiary in writing of any change in its place of business.

         (d) At the request of Beneficiary, Grantor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code of the jurisdiction in which the Property is located in form satisfactory to Beneficiary, and Grantor shall pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary to be necessary or desirable.

Other Liens. Grantor agrees to keep the Properties free from all other mortgage liens and from all liens prior to the lien created hereby. The creation of any other mortgage lien, whether or not prior to the lien created hereby, the creation of any prior lien on or the assignment or pledge by Grantor of its revocable license to collect, use and enjoy rents and profits from the Properties shall constitute a default under the terms of this instrument. The term "mortgage" includes a mortgage, deed of trust, deed to secure debt or any other security interest in the Property.

Leases. Grantor represents and warrants that there is no assignment or pledge of any leases of, or rentals or income from, the Properties now in effect; and covenants that, until the Indebtedness is fully paid, it (i) shall not make any such assignment or pledge to anyone other than Beneficiary and (ii) shall not, unless expressly permitted under another provision in this instrument, make any assignment or pledge to anyone of its hereinafter described revocable license to collect, use and enjoy the rents and profits.

In consideration of the Indebtedness, Grantor, pursuant to the Absolute Assignment, has assigned to Beneficiary all of Grantor's right, title and interest in said leases, including Grantor's right to collect, use and enjoy the rents and profits therefrom. Beneficiary has, in the Absolute Assignment, granted to Grantor a license to collect, use and enjoy said rents and profits. Such license is revocable by Beneficiary pursuant to the terms of the Absolute Assignment.

Costs, Fees and Expenses. Grantor agrees to pay all costs, fees and expenses of this trust; to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay all costs and expenses, including the cost of obtaining evidence of title and reasonable attorney's fees, incurred in connection with any such action or proceeding; and to pay any and all attorney's fees and expenses of collection and enforcement in the event the Note is placed in the hands of an attorney for collection, enforcement of any of the Loan Documents is undertaken or suit is brought thereon.





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Failure of Grantor to Act.  If Grantor  shall fail to make any payment or do any act as herein provided, Beneficiary or Trustee may, without obligation so to do, without notice to or demand upon Grantor and without releasing Grantor from any obligation hereof: (i) make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Properties for such purpose; (ii) appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Beneficiary is prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay its reasonable fees. Sums so expended shall be payable by Grantor immediately upon demand with interest from date of expenditure at the Default Rate (as defined in the Note). All sums so expended by Beneficiary and the interest thereon until paid shall be included in the Indebtedness and secured by the lien of this instrument.

Event of Default. Any default by Grantor in making any required payment of the Indebtedness or any default in any provision, covenant, agreement or warranty contained in any of the Loan Documents shall, except as provided in the two immediately succeeding paragraphs, constitute an "Event of Default".

Notice of Default. A default in any payment required in the Note or any other Loan Document (a "Monetary Default") shall not constitute an Event of Default unless Beneficiary shall have given a written notice of such Monetary Default to Grantor and Grantor shall not have cured such Monetary Default by payment of all amounts in default (including payment of interest at the Default Rate, as defined in the Note, from the date of default to the date of cure on amounts owed to Beneficiary) within five (5) business days after the date on which Beneficiary shall have given such notice to Grantor.

Any  other  default  under  the  Note  or  under  any  other  Loan  Document  (a
"Non-Monetary Default") shall not constitute an Event of Default unless Beneficiary shall have given a written notice of such Non-Monetary Default to Grantor and Grantor shall not have cured such Non-Monetary Default within thirty
(30) days after the date on which Beneficiary shall have given such notice of default to Grantor (or, if the Non-Monetary Default is not curable within such 30-day period, Grantor shall not have diligently undertaken and continued to pursue the curing of such Non-Monetary Default and deposited an amount sufficient to cure such Non-Monetary Default in an escrow account satisfactory to Beneficiary).

For purposes of this provision, written notice may be delivered personally or sent by certified mail or reputable courier service with charges prepaid, by telecopier or by such other method whereby the receipt thereof may be confirmed. Notice shall be deemed given on the date received. Any notice which is rejected, the acceptance of which is refused or which is incapable of being delivered for any reason shall be deemed received as of the date of attempted delivery.

In no event shall the notice and cure period provisions recited above constitute a grace period for the purposes of commencing interest at the Default Rate (as defined in the Note).

Substitution of Trustee. Beneficiary and its successors and assigns may for any reason and at any time appoint a new or substitute Trustee by written appointment delivered to such new or substitute Trustee without notice to Grantor, without notice to, or the resignation or withdrawal by, the existing Trustee and without recordation of such written appointment unless notice or recordation is required by the laws of the jurisdiction in which the Properties are located. Upon delivery of such appointment, the new or substitute Trustee shall be vested with the same title and with the same powers and duties granted to the original Trustee.

Appointment of Receiver. Upon commencement of any proceeding to enforce any right under this instrument, including foreclosure thereof, Beneficiary (without limitation or restriction by any present or future law, without regard to the solvency or insolvency at that time of any party liable for the payment of the Indebtedness, without regard to the then value of any Property, whether or not there exists a threat of imminent harm, waste or loss to any Property and whether or not the same shall then be occupied by the owner of the equity of redemption as a homestead) shall have the absolute right to the appointment of a receiver of the Properties and of the revenues, rents, profits and other income therefrom, and said receiver shall have (in addition to such other powers as the court making such appointment may confer) full power to collect all such income and, after paying all necessary expenses of such receivership and of operation, maintenance and repair of said Properties, to apply the balance to the payment of any of the Indebtedness then due.

Foreclosure. Upon the occurrence of an Event of Default, the entire unpaid Indebtedness shall, at the option of Beneficiary, become immediately due and payable for all purposes without any notice or demand, except as required by law (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION BEING HEREBY EXPRESSLY WAIVED), and Beneficiary may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Properties are located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Trustee or Beneficiary may, either personally or by agent or attorney in fact, enter upon and take possession of the Properties and may manage, rent or lease the Properties or any portion thereof upon such terms as Beneficiary may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Trustee is hereby further authorized and empowered, either after or without such entry, to sell and dispose of the Properties en masse or in separate parcels (as Trustee may think best), and all the right, title and interest of Grantor, by advertisement or in any manner provided by the laws of the jurisdiction in which the Property is located, (GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A HEARING PRIOR TO SUCH
SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by law; and Trustee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising any Property and of making said sale, and attorney's fees as herein provided, pay to Beneficiary or the legal holder of the Indebtedness the amount thereof, including all sums advanced or expended by Beneficiary or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Note), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Grantor and the heirs, successors and assigns of Grantor, and all other persons claiming the Properties aforesaid, or any part thereof by, from, through or under Grantor. The legal holder of the Indebtedness may purchase the Properties or any part thereof, and it shall not be obligatory upon the purchasers at any such sale to see to the application of the purchase money.

In addition to the above remedies, it is agreed that upon the occurrence of an Event of Default, Beneficiary may, at its option, without demand or notice, request the Trustee, and the Trustee shall be, and is hereby authorized and empowered to proceed with foreclosure and sale of any Property by advertisement or in any manner provided by the laws of the state in which the Property is located in satisfaction of the item in default as if under a full foreclosure, but without declaring the unmatured portion of the Indebtedness due; such sale shall be made subject to the unmatured portion of the Indebtedness and it is agreed that such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion, this instrument shall remain in full force and effect just as though no sale had been made under the provisions of this paragraph and it is further agreed that several sales may be made without exhausting the right of sale for any unmatured portion of the Indebtedness or for any future breach of the covenants, conditions or stipulations set out herein.

Appraisement,  Stay and Redemption  Laws. To the extent  permitted by applicable law, Grantor expressly waives and relinquishes the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any of the Properties, commonly known as Appraisement Laws, and also the benefit of all laws that may hereafter be enacted in any way extending the time for the enforcement or the collection of the Indebtedness, or creating or extending a period for redemption from any sale made to collect the Indebtedness, commonly known as Stay Laws and Redemption Laws.

Due on Sale. The present ownership and management of the Properties is a material consideration to Beneficiary in making the loan secured by this instrument, and Grantor shall not convey or enter into any contract to convey (land contract/installment sales contract/contract for deed) title to all or any part of the Properties (other than office leases located on the Property), except as provided in the provisions entitled "Partial Releases" and "Property Substitution" set forth herein. Any violation of this provision shall constitute a default under the terms of this instrument.

Notwithstanding the foregoing, a default will not occur if Grantor mergers with, or is consolidated with, another entity provided the successor to Grantor shall have entered into and agreed to be bound by all of Grantor's obligations under the Loan Documents and the Environmental Indemnity Agreement of even date herewith.

Financial Statements. Grantor agrees to furnish to Beneficiary, at Grantor's expense and within ninety (90) days after the close of each fiscal year ("Financial Statements Due Date"), annual audited financial statements on the

Grantor in form and substance currently required to be filed on Form 10-K for annual reports pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 for which no other form is prescribed (the "Company Statements"). The Company Statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant acceptable to Beneficiary (Beneficiary hereby approves the firms commonly known as "Big Six").

In addition to the Company Statements, Grantor agrees to furnish to Beneficiary annual financial statements on each Property in the form attached to the Loan Commitment as Exhibit D for each Park and all Parks in the aggregate including

         (a) a statement of operations with a detailed line item breakdown of all operating expenses, capitalized costs associated with tenant improvements, lease commissions and capital improvements.

Grantor agrees to furnish to Beneficiary for (i) each Building, (ii) each Park and (iii) all Parks in the aggregate

         (b) a current rent roll in the form attached to the Loan Commitment as Exhibit E (the "Rent Roll);

         (c) if requested by Beneficiary, a report detailing cost reimbursements to tenants, options and other major variations from standard form leases (collectively referred to herein as the "Property Statements").

The Property Statements shall be certified as to the accuracy and completeness of the applicable information and be signed by either a Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer of Grantor (the "Certification"). In addition, Grantor shall furnish to Beneficiary 10K and 10Q reports at the time they are submitted to the Securities and Exchange Commission. At the time the 10K and 10Q reports are submitted to Beneficiary, Grantor shall also forward its computation of the calculations required under the "Financial Covenants" along with a Certification verifying compliance with such covenants. Grantor acknowledges that Beneficiary requires the Company Statements and Property Statements (collectively, the "Financials"), Rent Roll and Certification in order to record accurately the value of the Property for financial and regulatory reporting.

If Grantor does not furnish, or cause to be furnished, the Financials, Rent Roll and Certification to Beneficiary by the Financial Statements Due Date, within 30 days after Beneficiary shall have given written notice to Grantor that the Financials, Rent Roll and/or Certification have not been received as required,

         (x) interest on the unpaid principal balance of the Indebtedness shall as of the Financial Statements Due Date, accrue and become payable at a rate equal to the sum of the Interest Rate (as defined in the Note) plus one percent (1%) per annum (the "Increased Rate"); and

         (y) Beneficiary may elect to obtain an independent appraisal and audit of the Property at Grantor's expense, and Grantor agrees that it will, upon request, promptly make Grantor's books and records regarding the Property available to Beneficiary and the person(s) performing the appraisal and audit (which obligation Grantor agrees can be specifically enforced by Beneficiary).

The amount of the payments due under the Note during the time in which the Increased Rate shall be in effect shall be changed to an amount which is sufficient to amortize the then unpaid principal balance at the Increased Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date (as defined in the Note). Interest shall continue to accrue and be due and payable monthly at the Increased Rate until the Financials, Rent Roll and Certification shall be furnished to Beneficiary as required. Commencing on the date on which the Financials, Rent Roll and
Certification are received by Beneficiary, interest on the unpaid principal balance shall again accrue at the Interest Rate and the payments due during the remainder of the term of the Note shall be changed to an amount which is sufficient to amortize the then unpaid principal balance at the Interest Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date. Notwithstanding the foregoing, Beneficiary shall have the right to conduct an independent audit at its own expense at any time.

Notwithstanding the above, the Financial Statements Due Date may be extended up to sixty (60) days if Grantor receives an extension from the Securities and Exchange Commission for filing of its annual report of Form 10K.

Property Substitution. Provided there is then no default under any Loan Document and upon prior written request from Grantor, Beneficiary shall not withhold its consent to the addition of a property and concurrent release of a property for which it is substituted ("Substitution") provided:

         (i) the property to be released and the property to be substituted are whole office Parks;

         (ii) the substituted Park is of equal or higher Valuation than the Park being released;

         (iii) the substituted Park is at least 90% leased with net rents equal to or greater than the net rents of the Park being withdrawn;

         (iv) Grantor has the same ownership interest in the substituted Park as in the Park to be released;

         (v) the substituted Park satisfies all of the conditions of the Loan Commitment which would have been satisfied if the Park was part of the original property;

         (vi) the Substitutions will be limited to not more than one Park per calendar year, and not more than three Parks prior to the Maturity Date of the Tranche B Promissory Note;

         (vii) the  request for the  Substitution  is made prior to the last two
         (2) years of the term of (i) the Tranche A Promissory Note in the case of a Pool A Park and (ii) the Tranche B Promissory Note in the case of a Pool B Park.

If Grantor shall make a Substitution,  Beneficiary  shall be paid a fee equal to
(i) .50% of the Valuation of the Park being released if the Park being withdrawn is located in El Paso, Texas, Orlando, Florida or San Antonio, Texas, or (ii)
 .75% of the Valuation of the Park being released for any other Park being withdrawn. At the time of the Substitution, no modification of the interest rate or repayment terms of the Note will be required.

Right of First Offer Involving Other Property. Beneficiary shall have the right of first offer involving the properties described in Exhibit "C" (the "Vacant Land") attached hereto and incorporated herein by this reference (provided, however, this provision shall not apply to Vacant Land located in a Park that has been substituted or released from the lien hereof) for (i) the purchase of any Vacant Land prior to Grantor selling such Vacant Land, and (ii) for mortgage loan financing for any future mortgage loan prior to Grantor obtaining construction or permanent financing of improvements erected or to be erected on any Vacant Land.

Grantor shall submit to Beneficiary written notice of its intent to seek to sell or obtain mortgage financing together with sufficient documentation (if for sale of vacant land: any proposed sales package, plat or survey, number of acres, current zoning, availability of utilities and latest real estate tax notice; if for such financing to cover development, the aforementioned items plus: development specifications, construction budget and stabilized pro-forma) to permit evaluation and underwriting. Beneficiary shall have thirty (30) days from the date such notice and documentation is delivered within which to respond thereto (the "Offer Period").

In the event that (a) Beneficiary does not respond or otherwise declines to exercise this right of first offer within the Offer Period, or (b) Grantor declines Beneficiary's proposal for such sale or mortgage financing, as the case may be, Grantor shall be free for a period of twelve (12) months from the expiration of the Offer Period to enter into any contract or contracts for the sale or mortgage financing of such parcel of Vacant Land as it shall determine in its sole discretion.

Beneficiary's refusal to offer to purchase or provide mortgage financing shall not be deemed to be a waiver by Beneficiary of its right of first refusal to purchase or provide mortgage financing for other portions of the Vacant Land or to purchase or provide mortgage financing for the Vacant Land if Grantor is unsuccessful in procuring from another source that sale or such financing which was previously offered to Beneficiary in accordance with the above procedure.

Partial Releases. Upon written request from Grantor, Beneficiary will release from the lien of this instrument either the specific Parks located in Pool A designated by Grantor in the case of the Tranche A Promissory Note or the specific Parks located in Pool B designated by Grantor in the case of the Tranche B Promissory Note, provided there is then no default in any of the Loan Documents and subject to satisfaction of the following conditions:

         1) Grantor has prepaid fifty percent (50%) of the principal of the Tranche A Promissory Note or the Tranche B Promissory Note as permitted pursuant to the First Partial Prepayment (as defined in the Note) and/or the Second Partial Prepayment (as defined in the Note);

         2)       No  other   Property   (other  than  in   connection   with  a
                  Substitution hereunder) in such Pool has been released;

         3) Remaining portions of the Properties in both Pools have a debt service coverage of not less than 1.4 for the Indebtedness; and

         4) The Valuation of the Parks being released does not exceed 33-1/3% of the amount of the Valuation of all Parks in the respective Pool.

Full Release. Upon payment in full of the Tranche A Promissory Note (including the applicable prepayment fee described therein), the Pool A Parks will be released from the lien hereof and, upon payment in full of the Tranche B Promissory Note (including the applicable prepayment fee described therein), the Pool B Parks will be released from the lien hereof.

Deposits by Grantor. To assure the timely payment of real estate taxes and special assessments, Beneficiary shall have the option upon the occurrence of an Event of Default to require Grantor to deposit funds with Beneficiary, in monthly or other periodic installments in amounts estimated by Beneficiary from time to time sufficient to pay real estate taxes and special assessments as they become due. If at any time the funds so held by Beneficiary, or in such other account, shall be insufficient to pay any of said expenses, Grantor shall, upon receipt of notice thereof, immediately deposit such additional funds as may be necessary to remove the deficiency. All funds so deposited shall be irrevocably appropriated to Beneficiary to be applied to the payment of such real estate taxes and special assessments and, at the option of Beneficiary after an Event of Default, the Indebtedness then due, by acceleration or otherwise.

Notwithstanding the above, upon the occurrence of an Event of Default, Beneficiary shall, so long as no delinquency would occur, cooperate with Grantor to attain payment discounts available to Grantor and permit Grantor to contest the amount of such taxes.

Modification of Terms. Without affecting the liability of Grantor or any other person (except any person expressly released in writing) for payment of the Indebtedness or for performance of any obligation contained herein and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may, at any time and from time to time, either before or after the maturity of the Note, without notice or consent: (i) release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation; (ii) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (iii) exercise or refrain from exercising or waive any right Beneficiary may have; (iv) accept additional security of any kind; (v) release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the Properties.

Exercise of Options. Whenever, by the terms of this instrument, of the Note or any of the other Loan Documents, Beneficiary is given any option, such option may be exercised when the right accrues, or at any time thereafter, and no acceptance by Beneficiary of payment of Indebtedness in default shall constitute a waiver of any default then existing and continuing or thereafter occurring.

Nature and Succession of Agreements. Each of the provisions, covenants and agreements contained herein shall inure to the benefit of, and be binding on, the heirs, executors, administrators, successors, grantees, lessees and assigns of the parties hereto, respectively, and the term "Beneficiary" shall include the owner and holder of the Note.

Legal Enforceability. No provision of this instrument, the Note or any other Loan Documents shall require the payment of interest or other obligation in excess of the maximum permitted by law. If any such excess payment is provided for in any Loan Documents or shall be adjudicated to be so provided, the provisions of this paragraph shall govern and Grantor shall not be obligated to pay the amount of such interest or other obligation to the extent that it is in excess of the amount permitted by law.

Limitation of Liability. Notwithstanding any provision contained herein to the contrary, the personal liability of Grantor shall be limited as provided in the Note.

Captions. The captions contained herein are for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect this instrument.

Governing Law. The laws of the State named in the upper left-hand corner of the cover page of this Master Lien Instrument shall govern and control the interpretation of this Master Lien Instrument and the rights, obligations, duties and liabilities of the parties hereto.

Incorporation by Reference. The state riders to this Master Lien Instrument attached hereto as Exhibits "B-1" through "B-3" are an integral part hereof and are incorporated herein by this reference.

IN WITNESS WHEREOF, this instrument has been executed by the Grantor as of the day and year first above written.

                                                   KOGER EQUITY, INC., a Florida

Signed in presence of:                  corporation

   /s/  Deborah L. Goodman              By:   /s/ J. C. Teagle, Exec. Vice Pres.
                                                  J.C. Teagle
       /s/  Eva M. Mosley                     3986 Boulevard Center Drive
                                              Jacksonville, FL   32207
                                              (Print name & address above)


                                        Attest:   /s/   Mary H. McNeal
                                                        Mary H. McNeal
(corporate seal)                                  3986 Boulevard Center Drive
                                                  Jacksonville, FL 32207

                                                  (Print name & address above)

STATE OF          Georgia                            )
                                                     )ss.
COUNTY OF         Camden                             )

The foregoing  instrument  was  acknowledged  before me this 17 day of December,
1996,  by J. C.  Teagle             and  Mary H.  McNeal                    , as
Vice President and Assistant Secretary, of KOGER EQUITY, INC., a Florida corporation, on behalf of the corporation. They are personally known to me or have produced Drivers Licenses as identification and did take an oath.

                                 NOTARY PUBLIC:

                                 Signature     /s/ Wendy H. Martin

                                                   Wendy H. Martin
                                                   Name (typed or printed)

                                                   State of Georgia at Large

                                                   My Commission Expires:
                                                      January 26, 1998





















This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

                                  EXHIBIT "A-1"

                     Description of Property located in the
                      County of Shelby, State of Tennessee


PARCEL I:  (PARKWAY BLDG)             8001 Centerview Parkway, Memphis, TN 38018
                           Tax Parcel No. 091-114-001

All that certain tract or parcel located, situated, and being in the Second Civil District of Shelby County, Tennessee, and being PHASE 1, THE KOGER CENTER according to the plat thereof as recorded in Plat Book 125, Page 1 in the Register's Office of Shelby County, Tennessee, being more particularly described as follows:

Beginning at the intersection of the easterly right-of-way line of Germantown Parkway (160' R/W) with the northerly right-of-way line of Timber Creek Drive (86' R/W), all as shown on said plat; thence along the easterly right-of-way line of Germantown Parkway North 11(degree) 28' 04" East 486.01 feet to a point; thence with a curve to the right, having a radius of 40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears North 78(degree) 14' 00" East
31.56 feet, an arc distance of 32.44 feet to a point; thence South 78(degree) 31' 56" East 123.38 feet to a point; thence South 82(degree) 17' 39" East 121.93 feet to a point; thence with a curve to the right, having a radius of 211.50 feet, a central angle of 32(degree) 36' 33" and a chord which bears South 62(degree) 13' 40" East 118.75 feet, an arc distance of 120.37 feet to a point; thence South 45(degree) 55' 23" East 123.87 feet to a point; thence South 43(degree) 45' 25" East 211.65 feet to a point; thence with a curve to the right, having a radius of 40.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears South 00(degree) 55' 23" East 56.57 feet, an arc distance of
62.83 feet to a point on the northwesterly right-of-way line of Timber Creek Drive; thence along the northwesterly right-of-way line of Timber Creek Drive the following four (4) courses and distances: 1) South 44(degree) 04' 37" West
16.86 feet, 2) with a curve to the right, having a radius of 556.28 feet, a central angle of 57(degree) 29' 58" and a chord which bears South 72(degree) 49' 36" West 535.12 feet, an arc distance of 558.26 feet, 3) North 78(degree) 25' 25" West 159.70 feet, and 4) with a curve to the right, having a radius of 40.00 feet, a central angle of 89(degree) 53' 29" and a chord which bears North 33(degree) 28' 40" West 56.51 feet, an arc distance of 62.76 feet to the Point of Beginning.

Together with a non-exclusive easement for ingress and egress for vehicular and pedestrian traffic for the benefit of the above described property over, upon and across the following described land:

All that certain tract or parcel located, situated and being in the Second Civil District of Shelby County, Tennessee and being a portion of Phase 1A, The Koger Center according to the plat thereof as recorded in Plat Book 112, Page 51 and re-recorded in Plat Book 121, Page 70 in the Register's Office of Shelby County, Tennessee, being more particularly described as follows:

                             EXHIBIT "A-1" continued

Beginning at the southwest corner of said Phase 1A, said point being on the easterly right-of-way line of Germantown Parkway (160' R/W), all as shown on said plat; thence along the easterly right-of-way line of Germantown Parkway North 11(degree) 28' 04" East 117.90 feet to a point; thence with a curve to the left having a radius of 40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears North 55(degree) 17' 52" West 31.56 feet, an arc distance of
32.44 feet to a point; thence South 78(degree) 31' 56" East 159.39 feet to a point; thence South 79(degree) 15' 04" East 79.69 feet to a point; thence with a curve to the right having a radius of 250.00 feet, a central angle of 33(degree) 19' 41" and a chord which bears South 62(degree) 35' 14" East 143.38 feet, an arc distance of 145.42 feet to a point; thence South 45(degree) 55' 23" East
1.40 feet to a point; thence South 45(degree) 55' 23" East 361.97 feet to a point; thence with a curve to the left having a radius of 40.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears North 89(degree) 04' 37" East 56.57 feet, an arc distance of 62.83 feet to a point on the northwesterly right-of-way line of Timber Creek Drive (86' R/W); thence along said right-of-way line South 44(degree) 04' 37" West 165.00 feet to a point; thence with a curve to the left having a radius of 40.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears North 00(degree) 55' 23" West 56.57 feet, an arc distance of 62.83 feet to a point; thence North 43(degree) 45' 25" West 211.65 feet to a point; thence North 45(degree) 55' 23" West 123.87 feet to a point; thence with a curve to the left having a radius of 211.50 feet, a central angle of 32(degree) 36' 33" and a chord which bears North 62(degree) 13' 40" West 118.75 feet, an arc distance of 120.37 feet to a point; thence North 82(degree) 17' 39" West 121.93 feet to a point; thence North 78(degree) 31' 56" West 123.83 feet to a point; thence with a curve to the left having a radius of
40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears South 78(degree) 14' 00" West 31.56 feet, an arc distance of 32.44 feet to the Point of Beginning.


PARCEL II:  (GAINSBOROUGH)               65 Germantown Court, Memphis, TN 38018
                                         Tax Parcel No. 091-115-004

All that certain tract or parcel located, situated, and being in the Second Civil District of Shelby County, Tennessee, and being PHASE III, THE KOGER CENTER according to the plat thereof as recorded in Plat Book 122, Page 96 and re-recorded in Plat Book 125, Page 3 in the Register's Office of Shelby County, Tennessee, being more particularly described as follows:

Commencing at the intersection of the Easterly right-of-way line of Germantown Parkway (160' R/W) with the Southerly right-of-way line of Walnut Grove Road (variable R/W), as said rights-of-way now exist; thence along the Easterly right-of-way line of Germantown Parkway South 11(degree) 28' 04" West a distance of 259.25 feet to the Point of Beginning; thence along the North property line of Phase III South 78(degree) 31' 56" East a distance of 91.50 feet to a point; thence South 11(degree) 28' 04" West a distance of 30.00 feet to a point; thence South 78(degree) 31' 56" East a distance of 226.06 feet to a point; thence along a curve to the left having a radius of 44.88 feet, a central angle of 12(degree)

                             EXHIBIT "A-1" continued

29' 43" and a chord which bears South 12(degree) 17' 05" East 9.77 feet, an arc distance of 9.79 feet to a point; thence South 18(degree) 31' 56" East a distance of 94.64 feet to a point; thence along a curve to the left having a radius of 80.50 feet, a central angle of 20(degree) 24' 15" and a chord which bears South 28(degree) 44' 04" East 28.52 feet, an arc distance of 28.67 feet to a point; thence South 23(degree) 17' 36" East a distance of 155.28 feet to a point on the Northwesterly right-of-way line of Germantown Court; thence along a curve to the right having a radius of 30.00 feet, a central angle of 49(degree) 16' 43" and a chord which bears South 19(degree) 26' 15" West 25.01 feet, an arc distance of 25.80 feet to a point; thence South 44(degree) 04' 37" West a distance of 278.21 feet to a point; thence along a curve to the left having a radius of 238.50 feet, a central angle of 16(degree) 31' 55" and a chord which bears South 35(degree) 48' 40" West 68.58 feet, an arc distance of 68.82 feet to a point; thence along a curve to the right having a radius of 110.00 feet, a central angle of 73(degree) 55' 22" and a chord which bears South 64(degree) 30' 23" West 132.28 feet, an arc distance of 141.92 feet to a point; thence North 78(degree) 31' 56" West a distance of 159.39 feet to a point; thence along a curve to the right having a radius of 40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears North 55(degree) 17' 52" West 31.56 feet, an arc distance of 32.44 feet to a point on the Easterly right-of-way line of Germantown Parkway (160' R/W); thence along said Easterly right-of-way North 11(degree) 28' 04" East a distance of 658.95 feet to the Point of Beginning.

Together with a non-exclusive easement for vehicular and pedestrian traffic for the benefit of the above described property over, upon and across Germantown Court (Private Drive) and Centerview Parkway (Private Drive) being Phase IA, the Koger Center according to the plat thereof as recorded in Plat Book 112 Page 51 and re-recorded in Plat Book 121 Page 70 in the Register's Office of Shelby County, Tennessee.

                                  EXHIBIT "A-2"

                     Description of Property located in the
                         County of Bexar, State of Texas


TRACT I:  (KOGERAMA BUILDING)
Lot 1, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 1-A, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 5940, Pages 186-187, Deed and Plat Records of Bexar County, Texas.

TRACT II:  (KOGER BUILDING)
Lot 1-A, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Page 40, Deed and Plat Records of Bexar County, Texas.

TRACT III:  (ROYAL BUILDING)
Lot 2, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-A, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 5940, Pages 186-187, Deed and Plat Records of Bexar County, Texas.

TRACT IV:  (FINESILVER BUILDING)
Lot 2, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 1-A, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 5940, Pages 186-187, Deed and Plat Records of Bexar County, Texas.

TRACT V:  (SAN JACINTO BUILDING)
Lot 5, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 2, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6900, Page 200, Deed and Plat Records of Bexar County, Texas.

TRACT VI:  (WOODCOCK BUILDING)
Lot 3, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 1-C, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6100, Pages 216-218, Deed and Plat Records of Bexar County, Texas.

TRACT VII:  (AUSTIN BUILDING)
Lot 3, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Pages 39-40, Deed and Plat Records of Bexar County, Texas.

TRACT VIII:  (BRAZOS BUILDING)
Lot 5, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Pages 39-40, Deed and Plat Records of Bexar County, Texas.
                                              EXHIBIT "A-2" continued

TRACT IX:  (LAMAR BUILDING)
Lot 4, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Pages 39-40, Deed and Plat Records of Bexar County, Texas.

TRACT X:  (MIDLAND BUILDING)
Lot 1, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-G, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6500, Page 91, Deed and Plat Records of Bexar County, Texas.

TRACT XI:  (SABINE BUILDING)
Lot 1, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-K, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6900, Page 83, Deed and Plat Records of Bexar County, Texas.

TRACT XII:  (GOLIAD BUILDING)
Lot 6, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 2, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6900, Pages 199-200, Deed and Plat Records of Bexar County, Texas.

TRACT XIII:  (GARNER BUILDING)
Lot 2, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-M, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7000, Page 34, Deed and Plat Records of Bexar County, Texas.

TRACT XIV:  (FANNIN BUILDING)
Lot 1, Block 5, New City Block 14278, EXECUTIVE CENTER SUBDIVISION, UNIT 1-L, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7000, Page 31, Deed and Plat Records of Bexar County, Texas.

TRACT XV:  (BOWIE BUILDING)
Lot 3, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-N, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7100, Page 36, Deed and Plat Records of Bexar County, Texas.

TRACT XVI:  (BURNET BUILDING)
Lot 3, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-S, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8200, Page 150, Deed and Plat Records of Bexar County, Texas.

                             EXHIBIT "A-2" continued

TRACT XVII:  (CARSON BUILDING)
Lot 4, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-P, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7100, Page 221, Deed and Plat Records of Bexar County, Texas.

TRACT XVIII:  (BEAUMONT BUILDING)
Lot 8, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-Q, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8800, Page 93, Deed and Plat Records of Bexar County, Texas.

TRACT IXX:  (ABILENE BUILDING)
Lot 4, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-T, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8200, Page 148, Deed and Plat Records of Bexar County, Texas.

TRACT XX:  (HOUSTON BUILDING)
Lot 5, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-U, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8600, Page 148, Deed and Plat Records of Bexar County, Texas.

TRACT XXI:  (BROWNWOOD BUILDING)
Lot 7 and 9, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1- W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

TRACT XXII:  (BONHAM BUILDING)
Lot 10, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

TRACT XXIII:  (BORDEN BUILDING)
Lot 6, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-V, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8800, Page 130, Deed and Plat Records of Bexar County, Texas.

TRACT XXIV:  (AMISTAD BUILDING)
Lot 6, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

                                              EXHIBIT "A-2" continued

TRACT XXV:  (TRINITY BUILDING)
Lot 7, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

TRACT XXVI:  (PLAZA BUILDING)
Lot 1, Block 6, New City Block 17221, EXECUTIVE CENTER PLAZA SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9501, Page 39, Deed and Plat Records of Bexar County, Texas.

                                  EXHIBIT "A-3"

                     Description of Property located in the
                      County of Pinellas, State of Florida


PARCEL 501  (Pinellas)

A portion of Lot 1 in Block 1 of KOGER EXECUTIVE CENTER, according to the map or plat thereof recorded in Plat Book 66, Page 96, of the public records of Pinellas County, Florida, being more particularly described as follows:

Beginning at the intersection of the Northeasterly right-of-way line of Executive Center Drive (variable right-of-way) with the Northwesterly right-of-way line of Koger Boulevard (variable right-of-way) (formerly State Road #694) as said rights-of-way now exist, thence along the Northeasterly and Southeasterly right-of-way line of Executive Center Drive the following three
(3) courses and distances: 1) North 44(degree) 43' 20" West, 247.00 feet; 2) North 45(degree) 16' 40" East, 7.16 feet and 3) North 44(degree) 43' 20" West,
23.00 feet to a point, said point being the Southwesterly corner of Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 2, as recorded in Plat Book 70, Page 48 of said public records; thence along the Easterly line of said Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 2, North 45(degree) 16' 40" East, 277.17 feet to a point, said point being the Westerly corner of property of Koger Equity, Inc., as recorded in O.R. Book 7057, Page 1781 of said public records; thence along the Southwesterly and Northwesterly line of property of said Koger Equity, Inc., the following three (3) courses and distances: 1) South 44(degree) 43' 20" East,
221.00 feet; 2) North 45(degree) 16' 40" East, 30.00 feet and 3) South 44(degree) 43' 20" East, 49.00 feet to a point on the Northwesterly right-of-way line of Koger Boulevard; thence along the Northwesterly right-of-way line of Koger Boulevard, South 45(degree) 16' 40" West, 314.33 feet to the Point of Beginning.


PARCEL 502  (Madison)

Being a portion of Lot 1 in Block 1 of KOGER EXECUTIVE CENTER, according to the map or plat thereof recorded in Plat Book 66, Page 96 of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the intersection of the Northeasterly right-of-way line of Executive Center Drive (variable right-of-way) with the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694), as said rights-of-way now exist, all as shown on plat recorded in Plat Book 69, Page 72 of the public records of Pinellas County, Florida; thence along the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694) North 45(degree) 16' 40" East, 314.33 feet to the Point of Beginning; thence North 44(degree) 43' 20" West, 49.00 feet

                             EXHIBIT "A-3" continued

to a point; thence South 45(degree) 16' 40" West, 30.00 feet to a point; thence North 44(degree) 43' 20" West, 221.00 feet to a point; thence North 45(degree) 16' 40" East, 350.17 feet to a point; thence South 44(degree) 43' 20" East,
221.00 feet to a point; thence South 45(degree) 16' 40" West, 30.00 feet to a point; thence South 44(degree) 43' 20" East, 49.00 feet to a point on the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694); thence along the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694) South 45(degree) 16' 40" West, 290.17 feet to the Point of Beginning.


PARCEL 503  (Kogerama)

Part of Lot 1 in Block 1 of KOGER EXECUTIVE CENTER, according to the map or plat thereof recorded in Plat Book 66, Page 96, of the public records of Pinellas County, Florida, being more particularly described as follows:

From the Northeast corner of the South 1/4 of the North 1/2 of the Northwestern 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida, run North 89(degree) 56' 40" West, 50.00 feet; thence South 00(degree) 06' 56" West, 402.31 feet; thence North 89(degree) 53' 04" West, 15.00 feet; thence
South 00(degree) 06' 56" West, 65.00 feet for a Point of Beginning; thence continue South 00(degree) 06' 56" West, 5.00 feet; thence South 89(degree) 53' 04" East, 3.72 feet; thence South 14(degree) 33' 32" West, 89.12 feet along the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694); thence along said Northwesterly right-of-way line the following two (2) courses:
1) by a curve to the right, radius 237.94 feet, an arc distance of 127.57 feet, chord South 29(degree) 55' 06" West, 126.05 feet; and 2) thence South 45(degree) 16' 40" West, 156.00 feet; thence North 44(degree) 43' 20" West, 49.00 feet; thence North 45(degree) 16' 40" East, 30.00 feet; thence North 44(degree) 43' 20" West, 221.00 feet; thence North 45(degree) 16' 40" East, 138.69 feet; thence South 89(degree) 56' 40" East, 262.53 feet to the Point of Beginning.


PARCEL 504  (Duval)

Lot A of KOGER EXECUTIVE CENTER PARTIAL REPLAT AND ADDITION, according to the map or plat thereof recorded in Plat Book 69, Page 72, of the public records of Pinellas County, Florida.


PARCEL 505  (Dade)

Lot 1 in Block 2 of KOGER EXECUTIVE CENTER UNIT 2, according to the map or plat thereof recorded in Plat Book 70, Page 48, of the public records of Pinellas
County, Florida, LESS AND EXCEPT that portion lying within the plat of KOGER EXECUTIVE CENTER FRANKLIN REPLAT, recorded in Plat Book 84, Page 6 of the public records of Pinellas County, Florida.

                             EXHIBIT "A-3" continued

PARCEL 506  (Koger)

Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 2, according to the map or plat thereof recorded in Plat Book 70, Page 48, of the public records of Pinellas County, Florida.


PARCEL 507  (Monroe)

Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 4, according to the map or plat thereof recorded in Plat Book 90, Pages 12 and 13, of the public records of Pinellas County, Florida.


PARCEL 509  (Gadsden)

A portion of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, according to the map or plat thereof recorded in Plat Book 72, Page 31, of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the Southeast corner of the Northwest 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida, said point also being the intersection of the centerlines of 4th Street North and 94th Avenue North; thence along the South line of the Northwest 1/4 of said Section 19 and the centerline of 94th Avenue North, North 89(degree) 57' 21" West, 53.97 feet to a point; thence North 00(degree) 06' 56" East, 50.00 feet to a point, said point being on the Northerly right-of-way line of 94th Avenue North; thence North 25(degree) 11' 17" East, 9.39 feet to a point on the Westerly right-of-way line of 4th Street North; thence along said right-of-way line, North 00(degree) 06' 56" East, 452.72 feet to the Point of Beginning; thence North 89(degree) 57' 21" West, 206.14 feet to a point; thence South 00(degree) 06' 56" West, 154.92 feet to a point; thence South 45(degree) 16' 40" West, 259.67 feet to a point; thence North 44(degree) 43' 20" West, 268.49 feet to a point on the Southeasterly right-of-way line of Koger Boulevard; thence along said right-of-way line, North 45(degree) 16' 40" East, 335.68 feet to the most Westerly corner of KOGER EXECUTIVE CENTER UNIT 3 PARTIAL REPLAT AND ADDITION, as recorded in Plat Book 72, Page 56 of said public records; thence along the Southwesterly and Southerly boundary of said KOGER EXECUTIVE CENTER UNIT 3 PARTIAL REPLAT AND ADDITION, the following two (2) courses and distances: 1) South 44(degree) 43' 20" East, 74.27 feet; and 2) South 89(degree) 57' 21" East, 289.17 feet to a point on the Westerly right-of-way line of 4th Street North; thence along said right-of-way line, South 00(degree) 06' 56" West, 36.50 feet to the Point of Beginning.

                             EXHIBIT "A-3" continued

PARCEL 510  (Hendry)

Part of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, according to the map or plat thereof recorded in Plat Book 72, Page 31, of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the Southeast corner of the Northwest 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida; thence North 89(degree) 57' 21" West, 53.97 feet along the East-West centerline of said Section 19, also being the centerline of 94th Avenue North; thence North 00(degree) 06' 56" East, 50.00 feet to a point on the North right-of-way line of 94th Avenue North, also being the most Southeasterly corner of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, as recorded in Plat Book 72, Page 31 of the public records of Pinellas County, Florida; thence along said Northerly right-of-way line of 94th Avenue North and the Southerly line of Lot 1 in Block 3 of said plat, North 89(degree) 57' 21" West, 296.14 feet to the Point of Beginning; thence along said Northerly right-of-way line of 94th Avenue North and the Southerly right-of-way line of Lot 1 in Block 3 of said plat, North 89(degree) 57' 21" West, 550.62 feet to the point of intersection with the Southeasterly right-of-way line of Koger Boulevard; thence along the Southeasterly right-of-way line of Koger Boulevard the following four (4) courses and distances: 1) North 05(degree) 02' 39" East,
75.41 feet; 2) with a curve to the right having a radius of 30.00 feet, a central angle of 51(degree) 36' 04" and a chord which bears North 30(degree) 50' 41" East, 26.11 feet, an arc distance of 27.02 feet; 3) with a curve to the left having a radius of 1,196.28 feet, a central angle of 11(degree) 22' 03" and a chord which bears North 50(degree) 57' 41" East, 236.95 feet, an arc distance of
237.34 feet and 4) North 45(degree) 16' 40" East, 95.31 feet to a point; thence South 44(degree) 43' 20" East, 268.49 feet; thence North 45(degree) 16' 40"
East, 127.14 feet; thence South 00(degree) 06' 56" West, 212.97 feet to the Point of Beginning.


PARCEL 511  (Lake)

A portion of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, according to the map or plat thereof recorded in Plat Book 72, Page 31, of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the Southeast corner of the Northwest 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida, said point being the intersection of the centerlines of 4th Street North and 94th Avenue North; thence along the South line of the Northwest 1/4 of said Section 19 and the centerline of 94th Avenue North, North 89(degree) 57' 21" West 53.97 feet to a point; thence North 00(degree) 06' 56" East, 50.00 feet to the Point of Beginning, said point being on the Northerly right-of-way line of 94th Avenue North, all as shown on said plat; thence along the Northerly right-of-way line of 94th Avenue North, North 89(degree) 56' 56" West, 296.11 feet to a point; thence North 00(degree) 03' 58" East, 212.97 feet to a point; thence North 45(degree) 19' 49" East, 132.74 feet to a point; thence North

                             EXHIBIT "A-3" continued

00(degree) 06' 43" East, 154.80 feet to a point; thence South 89(degree) 55' 58" East, 206.03 feet to a point on the Westerly right-of-way line of 4th Street North; thence along the Westerly right-of-way line of 4th Street North, South 00(degree) 07' 04" West, 452.74 feet to a point; thence South 25(degree) 12' 40" West, 9.25 feet to the Point of Beginning.


PARCEL 512  (Franklin)

Lots 1 and 2 in Block 1 of KOGER EXECUTIVE CENTER FRANKLIN REPLAT, according to the map or plat thereof recorded in Plat Book 84, Page 6, of the public records of Pinellas County, Florida.


PARCEL 513  (St. Lucie)

Lot 1 in Block 1 of KOGER EXECUTIVE CENTER ST. LUCIE ADDITION, according to the map or plat thereof recorded in Plat Book 87, Page 78, of the public records of Pinellas County, Florida.


PARCEL 514  (Gilchrist)

Lots 1 and 2 of Block 1 of KOGER EXECUTIVE CENTER GILCHRIST ADDITION, according to the map or plat thereof recorded in Plat Book 85, Page 42, of the public records of Pinellas County, Florida.


PARCEL 516  (Baker)

Lot 1 in Block 1 of KOGER EXECUTIVE CENTER UNIT NO. 4, according to the map or plat thereof recorded in Plat Book 90, Pages 12 and 13, of the public records of Pinellas County, Florida.


PARCEL 517  (Glades)

Lot 1 in Block 1 of KOGER EXECUTIVE CENTER - GLADES ADDITION, according to the map or plat thereof recorded in Plat Book 96, Page 37, of the public records of Pinellas County, Florida.

                                  EXHIBIT "A-4"

                     Description of Property located in the
                        County of Leon, State of Florida


PARCEL 1   ATKINS BUILDING

A portion of Lot 2, Block "A", Replat of Koger Executive Center Units 1 & 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida and being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, said point being on the Westerly right-of-way line of Executive Center Drive (variable r/w), all as shown on said plat; thence along the Easterly boundary of said Lot 2 and the Westerly right-of-way line of Executive Center Drive and becoming the Northerly right-of-way line of Executive Center Circle West (60' r/w) the following six
(6) courses and distances: 1) South 00(degree) 01' 06" West 64.52 feet; 2) South 17(degree) 56' 19" West 65.00 feet; 3) South 00(degree) 01' 06" West 225.91 feet; 4) with a curve to the right having a radius of 30.00 feet, a central angle of 90(degree) 06' 49", an arc distance of 47.18 feet; 5) North 89(degree) 52' 05" West 36.68 feet; and 6) with a curve to the left having a radius of
112.50 feet, a central angle of 42(degree) 39' 13", an arc distance of 83.75 feet to a point; thence North 42(degree) 31' 18" West 31.59 feet to a point; thence North 76(degree) 10' 36" West 240.54 feet to a point on the Westerly boundary of said Lot 2 and the Easterly maintained right-of-way line of Hendrix Road; thence along the Westerly boundary of said Lot 2 and the Easterly maintained right-of-way line of Hendrix Road North 15(degree) 06' 11" East,
381.50 feet to the Northwest corner of said Lot 2; thence along the Northerly boundary of said Lot 2 the following two (2) courses and distances: 1) South 74(degree) 53' 49" East 143.01 feet; and 2) South 89(degree) 58' 54" East 180.61 feet to the point of beginning.

PARCEL 2   BERKELEY BUILDING

Lot 2, Block D, Replat of Koger Executive Center Units 1 and 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 3   LAFAYETTE BUILDING

Lot 1, Block C, Replat Koger Executive Center Units 1 and 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

                             EXHIBIT "A-4" continued

PARCEL 4   MARATHON BUILDING

Lot 4, Block B, Replat Koger Executive Center Units 1 and 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 6   ELLIS BUILDING

Lot 1, Block B, Replat of Koger Executive Center Units 1 and 2, as per the plat or map thereof recorded in Plat Book 7, pages 36A and 36B, of the Public Records of Leon County, Florida.

PARCEL 9   WEBSTER BUILDING

A part of Lot 2, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida, described as follows:

Commence at the Southwest corner of said Lot 2, Block A and run South 68(degree) 40' 39" East along the Northerly right-of-way line of Old St. Augustine Road as shown on said plat 239.29 feet to the point of beginning. From the point of beginning run North 21(degree) 19' 21" East 44.00 feet, thence South 68(degree) 40' 39" East 216.00 feet, thence North 21(degree) 19' 21" East, 205.47 feet to the Southerly right-of-way line of Executive Center Circle West, then run along said right-of-way line as follows: South 68(degree) 51' 49" East 270.21 feet to a point of curve to the left, then along said right-of-way curve concave to the North having a radius of 407.06 feet and a central angle of 21(degree) 00' 16" for an arc distance of 149.23 feet to a point of reverse curve, then along said curve concave to the Southwest having a radius of 30.00 feet and a central angle of 90(degree) 00' 00" for an arc distance of 47.12 feet to a point on the Westerly right-of-way line of Executive Center Circle East, then run along said right-of-way line as follows: South 00(degree) 07' 55" West 37.28 feet to a point of curve to the right, then along said right-of-way curve concave to the West having a radius of 235.92 feet and a central angle of 41(degree) 13' 06" for an arc distance of 169.72 feet to a point of tangency, then South 41(degree) 21' 01" West 58.18 feet to a point of curve to the right, then along said right-of-way curve concave to the Northwest having a radius of 30.00 feet and a central angle of 78(degree) 27' 23" for an arc distance of 41.08 feet to a point on the Northerly right-of-way of Old St. Augustine Road as shown on said plat, then along said right-of-way line as follows: North 60(degree) 11' 36" West
95.94 feet, then North 68(degree) 40' 39" West 538.58 feet to the point of beginning.

                             EXHIBIT "A-4" continued

PARCEL 10   TURNER BUILDING

Lot 1, Block D, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 11   KOGERAMA BUILDING

Lot 1, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 13   SUTTON BUILDING

Lot 3, Block C, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 14   CLIFTON BUILDING

A portion of Lot 2, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida, being more particularly described as follows:

Beginning at the most Westerly corner of Lot 2, said point being the intersection of the Northerly maintained right-of-way line of Old St. Augustine Road with the Easterly maintained right-of-way line of Hendrix Road, all as shown on said plat; thence along the Westerly boundary of Lot 2 and the Easterly maintained right-of-way line of Hendrix Road North 13(degree) 40' 34" East
306.75 feet to a point; thence South 76(degree) 10' 36" East 210.00 feet to a point; thence North 77(degree) 28' 29" East 51.80 feet to a point on the Southwesterly right-of-way line of Executive Center Circle West (60' r/w); thence along the Southwesterly right-of-way line of Executive Center Circle West the following four (4) courses and distances: 1) with a curve to the left having a radius of 137.23 feet, a central angle of 33(degree) 17' 54" and a chord which bears South 19(degree) 48' 42" East 78.64 feet, an arc distance of 79.75 feet,
2) South 36(degree) 27' 39" East 38.72 feet, 3) with a curve to the left having a radius of 202.09 feet, a central angle of 32(degree) 24' 10" and a chord which bears South 52(degree) 39' 44" East 112.77 feet, an arc distance of 114.29 feet, and 4) South 68(degree) 51' 49" East 52.00 feet to a point; thence South 21(degree) 19' 21" West 205.47 feet to a point; thence North 68(degree) 40' 39" West 216.00 feet to a point; thence South 21(degree) 19' 21" West, 44.00 feet to a point on the Northerly maintained right-of-way line of Old St. Augustine Road; thence along the Northerly maintained right-of-way line of Old St. Augustine Road North 68(degree) 40' 39" West 239.29 feet to the point of beginning.

                             EXHIBIT "A-4" continued

PARCEL 15   ASHLEY BUILDING

Lot 2, Block B, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 16   DOUGLAS BUILDING

A portion of Lot 2, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida, being more particularly described as follows:

Commence at the Northeast corner of Lot 2, said point being on the Westerly right-of-way line of Executive Center Drive (variable r/w), all as shown on said plat; thence along the Westerly right-of-way line of Executive Center Drive and becoming the Northerly right-of-way line of Executive Center Circle West (60' r/w) the following six (6) courses and distances: 1) South 00(degree) 01' 06" West 64.52 feet, 2) South 17(degree) 56' 19" West 65.00 feet, 3) South
00(degree) 01' 06" West 225.91 feet, 4) with a curve to the right having a radius of 30.00 feet, a central angle of 90(degree) 06' 49" and a chord which bears South 45(degree) 04' 29" West 42.47 feet, an arc distance of 47.18 feet,
5) North 89(degree) 52' 05" West 36.68 feet, and 6) with a curve to the left having a radius of 112.50 feet, a central angle of 42(degree) 39' 13" and a chord which bears South 68(degree) 48' 18" West 81.83 feet, an arc distance of
83.75 feet to the point of beginning; thence continue along the Westerly right-of-way line of Executive Center Circle West the following three (3) courses and distances: 1) with a curve to the left having a radius of 112.50 feet, a central angle of 33(degree) 56' 21" and a chord which bears South 30(degree) 30' 32" West 65.67 feet, an arc distance of 66.64 feet, 2) South 13(degree) 32' 21" West 342.70 feet, 3) with a curve to the left having a radius of 137.23 feet, a central angle of 16(degree) 42' 02" and a chord which bears South 05(degree) 11' 20" West 39.86 feet, an arc distance of 40.00 feet to a point; thence South 77(degree) 28' 29" West 51.80 feet to a point; thence North 76(degree) 10' 36" West 210.00 feet to the Easterly maintained right-of-way line of Hendrix Road; thence along the Easterly maintained right-of-way line of Hendrix Road North 13(degree) 40' 34" East, 405.00 feet to a point; thence North 15(degree) 06' 11" East 80.44 feet to a point; thence South 76(degree) 10' 36" East 240.54 feet to a point; thence South 42(degree) 31' 18" East 31.59 feet to the point of beginning.

PARCEL 17   MONTGOMERY BUILDING

Lot 3, Block B, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

                             EXHIBIT "A-4" continued

PARCEL 18   HOWARD BUILDING

Lot 2, Block C, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

                                  EXHIBIT "A-5"

                     Description of Property located in the
                        County of Leon, State of Florida


PARCEL 5   RHYNE BUILDING

Lot 2, Block A of Koger Center South, according to plat thereof recorded in Plat Book 9, page 71 of the public records of Leon County, Florida.

PARCEL 7   HARTMAN BUILDING

Lot 2, Block "B", a Resubdivision of a Resubdivision of Block "B" of Koger Center South, as per plat or map thereof recorded in Plat Book 10, page 13, of the public records of Leon County, Florida.

PARCEL 8   FORREST BUILDING

Lot 1, Block A, of Koger Center South, as recorded in Plat Book 9, page 71, of the public records of Leon County, Florida.

                                  EXHIBIT "A-6"

                     Description of Property located in the
                        County of Travis, State of Texas


TRACT 1:  (LIVINGSTON)
Being Lot 3A of RESUBDIVISION OF A PORTION OF LOT 3, KOGER EXECUTIVE CENTER, UNIT TWO, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 76, Page 50, Plat Records, Travis County, Texas.

TRACT 2:  (TRAVIS)
Being Lot 3B of RESUBDIVISION OF A PORTION OF LOT 3, KOGER EXECUTIVE CENTER, UNIT TWO, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 76, Page 50, Plat Records, Travis County, Texas.

TRACT 3:  (WHITNEY)
Being Lot 3C of RESUBDIVISION OF A PORTION OF LOT 3, KOGER EXECUTIVE CENTER, UNIT TWO, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 76, Page 50, Plat Records, Travis County, Texas.

TRACT 4:  (CROSS)
Being Lot 5 of KOGER EXECUTIVE CENTER UNIT THREE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 75, Page 322, Plat Records, Travis County, Texas.

TRACT 5:  (COLORADO)
Being Lot 6A of RESUBDIVISION LOT 6 KOGER EXECUTIVE CENTER UNIT THREE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 77, Page 167, Plat Records, Travis County, Texas.

TRACT 6:  (PROCTOR)
Being Lot 6B of RESUBDIVISION LOT 6 KOGER EXECUTIVE CENTER UNIT THREE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 77, Page 167, Plat Records, Travis County, Texas.

TRACT 7:  (BENBROOK)
Being Lot 8 of KOGER EXECUTIVE CENTER UNIT FOUR, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 80, Page 176, Plat Records, Travis County, Texas.

TRACT 8:  (MEREDETH)
Being Lot 9 of KOGER EXECUTIVE CENTER UNIT FOUR, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 80, Page 176, Plat Records, Travis County, Texas.

                             EXHIBIT "A-6" continued

TRACT 9:  (BRIDGEPORT)
Being Lot 10 of KOGER EXECUTIVE CENTER UNIT FOUR, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 80, Page 176, Plat Records, Travis County, Texas.

TRACT 10:  (HUBBARD)
Being Lot 1 of KOGER EXECUTIVE CENTER UNIT FIVE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 6D-7A, Plat Records, Travis County, Texas.

TRACT 11:  (BUCHANAN)
Being Lot 2 of KOGER EXECUTIVE CENTER UNIT FIVE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 6D-7A, Plat Records, Travis County, Texas.

TRACT 12:  (MEDINA)
Being Lot 4A of KOGER EXECUTIVE CENTER UNIT FIVE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 6D-7A, Plat Records, Travis County, Texas.

                                  EXHIBIT "A-7"

                     Description of Property located in the
                        County of El Paso, State of Texas


PARCEL 1:  (MESA BUILDING)

All that certain tract or parcel of land situate in El Paso, El Paso County, Texas, and being a portion of Survey 132 Unplatted of Stone Subdivision, Block 4, described as follows:

Commence at the point of intersection of the northerly right-of-way line of Wallington Lane, as extended, (80' R/W) with the easterly right-of-way line of North Mesa Street (variable R/W); thence along the easterly right-of-way line of North Mesa Street North 50(degree) 49' 00" West, 270.00 feet to the POINT OF BEGINNING; thence continue along the easterly right-of-way line of North Mesa Street the following two (2) courses and distances: 1) North 50(degree) 49' 00" West 37.06 feet, and 2) with a curve to the right, having a radius of 512.97 feet, a central angle of 09(degree) 52' 16" and a chord which bears North 45(degree) 52' 52" West 88.27 feet, an arc distance of 88.38 feet to a point; thence departing said easterly right-of-way line of North Mesa Street North 39(degree) 11' 00" East 320.20 feet to a point on the westerly right-of-way line of Ridgecrest Drive, (60' R/W); thence along the westerly right-of-way line of Ridgecrest Drive with a curve to the left, having a radius of 293.60 feet, a central angle of 25(degree) 11' 52" and a chord which bears South 38(degree) 07' 42" East 128.13 feet, an arc distance of 129.12 feet to a point; thence departing said westerly right-of-way line of Ridgecrest Drive, South 39(degree) 11' 00" West 299.64 feet to the POINT OF BEGINNING.


PARCEL 2:  (PRESIDIO BUILDING)

Lot 1, Block E, EXECUTIVE PARK, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 20, Page 17, of the Plat Records of El Paso County, Texas; and the Northerly 60.00 feet of Lot 2, Block E, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas.


PARCEL 3:  (KOGERAMA BUILDING)

A portion of Lots 7 and 8, Block B, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas, and being more particularly described as follows:

                             EXHIBIT "A-7" continued

BEGINNING at a point lying on the southerly right-of-way line of Rio Bravo Drive (60' R/W) and being the northwest corner of Lot 7 and the northeast corner of Lot 8, Block B, Executive Park Unit 2; thence, North 89(degree) 58' 15" East along the southerly right-of-way line of Rio Bravo Drive and the northerly boundary line of said Lot 7 a distance of 91.22 feet; thence, South 00(degree) 01' 45" East a distance of 255.00 feet to a point lying on the southerly boundary line of said Lot 7; thence, South 89(degree) 58' 15" West along the southerly boundary line of said Lots 7 and 8 a distance of 231.22 feet to a point; thence North 00(degree) 01' 45" West a distance of 255.00 feet to a point on the southerly right-of-way line of Rio Bravo Drive; thence North 89(degree) 58' 15" East along the southerly right-of-way line of Rio Bravo Drive and the northerly boundary line of said Lot 8 a distance of 140.00 feet to the Point of Beginning.


PARCEL 4:  (PERSHING EAST BUILDING)

A portion of Lot 8, Block B, EXECUTIVE PARK, UNIT 2, a Subdivision in the City of El Paso, El Paso County, Texas, according to the Plat thereof on file in Volume 24, Page 36, of the Plat records of El Paso County, Texas, and all of Lot 9 and a portion of Lot 10, Block B, EXECUTIVE PARK, UNIT 3, a Subdivision in the City of El Paso, El Paso County, Texas, according to the Plat thereof on file in Volume 27, Page 1, of the Plat records of El Paso County, Texas, more particularly described as follows:

BEGINNING at a point on the southerly right-of-way line of Rio Bravo Drive (60" R/W), said point also being a common corner of Lot 8, Block B, Executive Park Unit 2, and Lot 9, Block B, Executive Park Unit 3; thence along the southerly right-of-way line of Rio Bravo Drive and the northerly line of said Lot 8 North 89(degree) 58' 15" East 65.00 feet; thence departing Rio Bravo Drive South 00(degree) 01' 45" East 255.00 feet to a point on the southerly line of Lot 8; thence South 89(degree) 58' 15" West 300.00 feet along the southerly line of said Lots 8, 9 and 10 to a point; thence North 00(degree) 01' 45" West 128.00 feet to a point; thence South 89(degree) 58' 15" West 158.75 feet to a point; thence North 00(degree) 01' 45" West 132.34 feet to a point on the southerly right-of-way line of Rio Bravo Drive; thence along the southerly right-of-way line of Rio Bravo Drive the following two (2) courses and distances: 1) with a curve to the left having a radius of 80.00 feet, a central angle of 21(degree) 03' 50" and a chord which bears South 79(degree) 29' 50" East 29.25 feet, an arc distance of 29.41 feet, and 2) North 89(degree) 58' 15" East 430.00 feet to the Point of Beginning.


PARCEL 5:  (CARLSBAD BUILDING)

The Southerly 135.00 feet of Lots 5 and 6, Block E, EXECUTIVE PARK, UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas.

                             EXHIBIT "A-7" continued

PARCEL 6:  (BROWNSVILLE BUILDING)

A parcel of land in the unplatted portion of EXECUTIVE PARK in the JOHN BARKER SURVEY NO. 10, City of El Paso, El Paso County, Texas, said parcel being more particularly described as follows:

Commence at the point of intersection of the northerly line of Executive Center Boulevard (100' R/W) and the westerly line of Lot 7, Block A, Executive Park, City of El Paso, El Paso County, Texas; thence, along the northerly right-of-way line of Executive Center Boulevard with a curve to the left, having a radius of 1501.76 feet, a central angle of 03(degree) 38' 44" and a chord which bears South 88(degree) 08' 53" West, 95.54 feet, an arc distance of 95.55 feet to the POINT OF BEGINNING; thence along the northerly right-of-way line of Executive Center Boulevard with a curve to the left having a radius of 1501.76 feet, a central angle of 09(degree) 15' 41" and a chord which bears South 81(degree) 41' 41" West 242.49 feet, an arc distance of 242.75 feet to a point; thence, departing said northerly right-of-way corner of Lot 7, Block A, Executive Park; thence along the line of Executive Center Boulevard North 00(degree) 01' 45" West 153.83 feet to a point; thence North 76(degree) 48' 19" East 187.91 feet to a point; thence South 87(degree) 48' 15" East 57.09 feet to a point; thence South 00(degree) 01' 45" East 159.50 feet to the POINT OF BEGINNING.


PARCEL 7:  (CHAPARRAL)

All of Lot 6, and a portion of Lot 5, Block B, EXECUTIVE PARK, being a replat of a portion of Block B, a Subdivision in the City of El Paso, El Paso County, Texas, according to the Plat thereof on file in Volume 24, Page 6 of the Plat Records of El Paso County, Texas; that portion of Lot 5 being more particularly described as follows:

Commence at the southwest corner of Lot 6; thence North 00(degree) 01' 45" West along the westerly line of Lot 6, Block B, Executive Park a distance of 115.12 feet to the POINT OF BEGINNING. Thence South 89(degree) 58' 15" West a distance of 6.47 feet to a point on the easterly right-of-way line of Rio Bravo Drive (60 foot right-of-way); thence North 09(degree) 01' 37" East along the easterly right-of-way line of Rio Bravo Drive a distance of 41.09 feet to a point on the westerly line of Lot 6; thence along the Westerly line of said Lot 6, said line also being an easterly line of Lot 5 South 00(degree) 01' 45" East a distance of
40.58 feet to the point of beginning.

PARCEL 8:  (KOGER BUILDING)

All of Lots 3 & 4 and the Northerly 95.00 feet of Lots 5 & 6, Block E, EXECUTIVE PARK UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas.

                             EXHIBIT "A-7" continued

PARCEL 9:  (LIMA BUILDING)

The Westerly 105.51 feet of Lot 6 and the Easterly 61.16 feet of Lot 7, Block A, EXECUTIVE PARK, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 20, Page 17, of the Plat Records of El Paso County, Texas.


PARCEL 10:  (LOS ARCOS BUILDING)

The Southerly 285.00 feet of Lot 2, Block E, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas; and Lot 7, Block E, EXECUTIVE PARK UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas.


PARCEL 11:  (LOS PICOS BUILDING)

Lot 4, Block B, EXECUTIVE PARK (REPLAT), a subdivision in the City of El Paso, El Paso County, Texas, being a replat of a portion of Block B, 4.494 acres of John Barker Survey No. 10 said subdivision on file in Volume 24, Page 6, of the Plat Records of El Paso County, Texas; and the Southerly 295.0 feet of Lot 2, Block C, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas.


PARCEL 12:  (MADRID BUILDING)

The West 49.51 feet of Lot 7, Block A, EXECUTIVE PARK, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 20, Page 17, of the Plat Records of El Paso County, Texas; and a portion of JOHN BARKER SURVEY 10, all being more particularly described as follows:

BEGINNING at the southwest corner of said Lot 7, Block A, Koger Executive Park, said point also being on the northerly right-of-way line of Executive Center Boulevard (100 foot right-of-way); thence along the northerly right-of-way line of Executive Center Boulevard with a curve to the left having a radius of 1501.76 feet, a central angle of 03(degree) 38' 44" and a chord which bears South 88(degree) 08' 53" West 95.54 feet, an arc distance of 95.55 feet to a point; thence departing said northerly right-of-way line of Executive

                            EXHIBIT "A-7" continued

Center Boulevard North 00(degree) 01' 45" West 159.50 feet to a point; thence South 87(degree) 48' 15" East 95.56 feet to a point; thence South 00(degree) 01' 45" East 2.75 feet to a point, said point being the northwest corner of Lot 7, Block A, Executive Park; thence along the north line of said Lot 7 North 89(degree) 58' 15" East 49.51 feet to a point; thence South 00(degree) 01' 45"
East 150.00 feet to a point on the northerly right-of-way line of Executive Center Boulevard; thence along the northerly right-of-way line of Executive
Center Boulevard South 89(degree) 58' 15" West 49.51 feet to the Point of Beginning.


PARCEL 13:  (PERSHING WEST BUILDING)

A portion of Lots 10 and 11, Block B, EXECUTIVE PARK UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas; and being more particularly described as follows:

BEGINNING at the southwest corner of Lot 10, Block B, Executive Park Unit "3", said point also being the southeast corner of Lot 11, Block B, Executive Park Unit "3"; thence along the south line of said Lot 11, South 89(degree) 58' 15" West 200 feet to a point; thence departing said south line of Lot 11 North 00(degree) 01' 45" East 315.00 feet to a point; thence North 89(degree) 58' 15" East 202.54 feet to a point on the westerly right-of-way line of Rio Bravo Drive (60 foot right-of-way); thence along the westerly right-of-way line of Rio Bravo Drive with a curve to the left having a radius of 80.00 feet, a central angle of 54(degree) 27' 38" and a chord which bears South 41(degree) 44' 13" East 73.21 feet, an arc distance of 76.04 feet to a point; thence departing said westerly right-of-way line of Rio Bravo Drive, South 00(degree) 01' 45" East 132.34 feet to a point; thence North 89(degree) 58' 15" East, 158.75 feet to a point; thence South 00(degree) 01' 45" East 128.00 feet to a point on the south line of said Lot 10; thence along the south line of said Lot 10 South 89(degree) 58' 15" West
210.00 feet to the Point of Beginning.


PARCEL 14:  (PIONEER)

A portion of Lots 10 and 11, Block B, EXECUTIVE PARK UNIT "3", City of El Paso, El Paso County, Texas, and being more particularly described in Volume 27, Page 1, as follows:

BEGINNING at the southwest corner of Executive Park Unit 3, City of El Paso, El Paso County, Texas, said point also being the southwest corner of Lot 11, Block B, Executive Park Unit 3; thence North 00(degree) 05' 07" West 289.96 feet along the westerly line of Lot 11, Block B, Executive Park Unit 3, to a point; thence North 89(degree) 58' 15" East 233.47 feet to a point; thence North 00(degree) 01' 45" West 50.00 feet to a point; thence North 89(degree) 58' 15" East

                             EXHIBIT "A-7" continued

108.51 feet to a point; thence North 60(degree) 39' 30" East 136.52 feet to a point on the westerly right-of-way line of Rio Bravo Drive (60 foot right-of-way); thence along the westerly right-of-way line of Rio Bravo Drive South 00(degree) 01' 45" East 71.84 feet to a point, said point being the most northwesterly corner of Lot 10, Block B, Executive Park Unit 3; thence continue along the westerly right-of-way line of Rio Bravo Drive and an easterly line of Lot 10, Block B with a curve to the left having a radius of 80.00 feet, a central angle of 14(degree) 28' 28" and a chord which bears South 07(degree) 15' 59" East 20.16 feet, an arc distance of 20.21 feet; thence departing Rio Bravo Drive South 89(degree) 58' 15" West 202.54 feet to a point; thence South 00(degree) 01' 45" East 315.00 feet to a point on the southerly line of Executive Park Unit 3; thence South 89(degree) 58' 15" West 260.71 feet along the southerly line of Executive Park Unit 3, to the Point of Beginning.

                                  EXHIBIT "A-8"

                     Description of Property located in the
                  County of Greenville, State of South Carolina


PARCEL 1 - CHESTERFIELD BUILDING

Lot 1 of Koger Executive Center as recorded in Plat Book 5D, Page 75 in the R.M.C. Office for Greenville County, South Carolina.

This being a portion of the property conveyed to Koger Equity of South Carolina, Inc. by deed of The Koger Company, a Florida corporation, dated September 1, 1988 and recorded September 13, 1988 in the R.M.C. Office for Greenville County, South Carolina, in Deed Book 1337, Page 766. By Articles and Plan of Merger, Koger Equity of South Carolina, Inc., merged into Koger Equity, Inc., which Articles and Plan of Merger was filed of record in the R.M.C. Office of Greenville, South Carolina, on January 10, 1994 in Deed Book 1546, at Page 287.

PARCEL 2 - ANDERSON BUILDING

Being a portion of Lot 2 of Koger Executive Center as recorded in Plat Book 5D, Page 75 in the R.M.C. Office for Greenville County, South Carolina, being more particularly described as follows:

BEGINNING at the northwest corner of said Lot 2, said point being on the easterly right-of-way line of the most westerly part of Executive Center Drive (variable R/W), all as shown on said plat; thence along the northerly boundary of said Lot 2 the following three (3) courses and distances: (1) South 79(degree)45'00" East 223.00 feet, (2) North 10(degree)15'00" East 74.00 feet, and (3) South 79(degree)45'00" East 161.00 feet to the northeast corner of said Lot 2; thence along the easterly boundary of said Lot 2, South 10(degree)15'00" West 408.37 feet to a point on the northerly right-of-way line of the northerly frontage road of Interstate No. 385 (variable R/W); thence along said right-of-way line the following four (4) courses and distances: (1) North 82(degree)57'00" West 86.33 feet, (2) North 79(degree)20'00" West 99.57 feet,
(3) North  76(degree)08'00" West 99.60 feet, and (4) North 73(degree)05'00" West
80.00 feet to a point on the easterly right-of-way line of the most westerly part of Executive Center Drive; thence along the said right-of-way line the following three (3) courses and distances: (1) North 27(degree)21'21" West 26.43 feet, (2) North 10(degree)15'00" East 285.49 feet, and (3) North 00(degree)25'41" West 17.00 feet to the Point of Beginning.

This being a portion of the property conveyed to Koger Equity of South Carolina, Inc. by deed of The Koger Company, a Florida corporation, dated September 1, 1988 and recorded September 13, 1988 in the R.M.C. Office for Greenville County, South Carolina, in Deed Book 1337, Page 766. By Articles and Plan of Merger, Koger Equity of South Carolina, Inc., merged into Koger Equity, Inc., which Articles and Plan of

                             EXHIBIT "A-8" continued

Merger was filed of record in the R.M.C. Office of Greenville, South Carolina, on January 10, 1994 in Deed Book 1546, at Page 287.

PARCEL 3 - BARNWELL BUILDING

Lot 6 of KOGER EXECUTIVE CENTER according to the plat thereof as recorded in Plat Book 5D, page 75 in the R.M.C. Office for Greenville County, South Carolina.

PARCEL 4 - LAURENS BUILDING

BEING a portion of Lot 3 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, page 75, in the R.M.C. Office for Greenville County, South Carolina, being more particularly described as follows:

Commence at the northeast corner of said Lot 3, said point being the southeast corner of Lot 5 and also being on the westerly right-of-way of the most easterly part of Executive Center Drive (variable R/W), all as shown on said plat; thence along said right-of-way line the following three (3) courses and distances: 1) South 27(degree)48'00" East 20.00 feet, 2) South 18(degree)05'00" East 30.31 feet, and 3) South 03(degree)04'00" East 26.94 feet to the POINT OF BEGINNING; thence continue along said right-of-way line the following four (4) courses and distances: (1) South 03(degree)04'00" East 11.41 feet, 2) South 06(degree)05'48" West 59.75 feet, 3) South 10(degree)20'00" West 195.00 feet, and 4) South 17(degree)30'00" West 46.11 feet to the intersection with the northerly right-of-way line of the northerly frontage road of Interstate No. 385 (variable R/W); thence along said right-of-way line the following five (5) courses and distances: (1) North 88(degree)23'00" West 3.87 feet, 2) South 01(degree)55'00" West 5.00 feet, 3) North 84(degree)15'00" West 199.00 feet, 4) North 84(degree)25'00" West 98.80 feet, and 5) North 82(degree)57'00" West 13.75 feet to a point on the westerly boundary of said Lot 3; thence along the westerly boundary of said Lot 3 North 10(degree)15'00" East 341.37 feet to the northwest corner of said Lot 3; thence along the northerly boundary of said Lot 3 South 79(degree)45'00" East 170.00 feet to a point; thence continue South 79(degree)45'00" East 142.87 feet to the Point of Beginning.

PARCEL 5 - MARION BUILDING

Being a portion of Lot 3 and all of Lot 5 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, page 75 in the R.M.C. Office of Greenville County, South Carolina, being more particularly described as follows:

BEGINNING at the northeast corner of said Lot 3, said point being the southeast corner of said Lot 5 and also being on the southwesterly right-of-way line of the most easterly part of Executive Center Drive (variable R/W), all as shown on said plat; thence along said right-of-way line the following three (3) courses and distances: 1) South 27(degree)48'00" East 20.00 feet, 2) South 18(degree)05'00" East 30.31 feet, and 3) South 03(degree)04'00" East 26.94

                             EXHIBIT "A-8" continued

feet to a point; thence North 79(degree)45'00" West 142.87 feet to a point on the common boundary of said Lots 3 and 5; thence continue along said common boundary North 79(degree)45'00" West 170.00 feet to the northwest corner of said Lot 3, said point being a southwest corner of said Lot 5; thence along the boundary of said Lot 5 the following three (3) courses and distances: 1) North 10(degree)15'00" East 67.00 feet, 2) North 79(degree)45'00" West 120.00 feet, and 3) North 10(degree)15'00" East 309.06 feet to a point on the southwesterly right-of-way line of Executive Center Drive; thence along said right-of-way line the following five (5) courses and distances: 1) South 79(degree)45'00" East
74.47 feet, 2) South 71(degree)39'00" East 50.00 feet, 3) South 56(degree)11'00"
East 50.00 feet, 4) South 36(degree)23'00" East 58.22 feet, and 5) South 27(degree)48'00" East 304.97 feet to the Point of Beginning.

PARCEL 6 - SUMTER BUILDING

Lot 4 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, Page 75, in the R.M.C. Office for Greenville County, South Carolina.

PARCEL 7 - DARLINGTON BUILDING

ALL that certain piece, parcel or lot of land with improvements thereon or to be constructed thereon, situate, lying and being in the State of South Carolina, County of Greenville, being a portion of Lot No. 7 of "Koger Executive Center" according to the plat thereof recorded in the R.M.C. Office for Greenville County in Plat Book 5D, page 75 and being more particularly described as follows:

BEGINNING at a point on the northwesterly right-of-way line of Executive Center Drive, said point being the most southwesterly corner of said Lot No. 7 and the northeast corner of Lot No. 6, all as shown on the plat, thence along the southerly, westerly, and northerly boundary of said Lot No. 7 the following four
(4) courses and distances: (1) North 36(degree)18'52" West 107.63 feet, (2) North 66(degree)18'52" West 204.00 feet, (3) North 23(degree)41'08" East 454.76 feet and (4) North 62(degree)09'00" East 149.51 feet to a point, thence South 28(degree)04'00" East 467.48 feet to a point, thence South 15(degree)00'50" West
197.45 feet to a point on the northwesterly right-of-way line of Executive Center Drive, thence along said right-of-way line the following six courses and distances: (1) North 79(degree)45'00" West 38.00 feet, (2) North 86(degree)04'00" West 50.00 feet, (3) South 80(degree)59'00" West 50.00 feet,
(4) South  68(degree)36'00"  West 50.00 feet,  (5) South  55(degree)46'00"  West
50.00 feet and (6) South 47(degree)54'00" West 11.55 feet to the Point of Beginning.

This being a portion of the property conveyed to Koger Properties, Inc. by deed of Executive Park Associates recorded May 18, 1973 in the R.M.C. Office for Greenville County, South Carolina in Deed Book 974 at Page 900.

                             EXHIBIT "A-8" continued

PARCEL 8 - DORCHESTER BUILDING

Being a portion of Lot No. 7 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, page 75 in the R.M.C. Office for Greenville County, South Carolina, and being more particularly described as follows:

Commence at a southwest corner of Lot No. 7, said point also being the northeast corner of Lot No. 6 and being on the northerly right-of-way line of Executive Center Drive (50' R/W), all as shown on said plat; thence along the northerly right-of-way line of Executive Center Drive the following six (6) courses and distances: (1) North 47(degree)54'00" East 11.55 feet, (2) North 55(degree)46'00" East 50.00 feet, (3) North 68(degree)36'00" East 50.00 feet,
(4) North  80(degree)59'00"  East 50.00 feet,  (5) South  86(degree)04'00"  East
50.00 feet, and (6) South 79(degree)45'00" East 38.00 feet to the POINT OF BEGINNING; thence North 15(degree)00'50" East 197.45 feet to a corner of Lot No. 7; thence along the northerly and easterly boundary of Lot No. 7 the following three (3) courses and distances: (1) North 61(degree)58'02" East 459.10 feet,
(2) South 27(degree)17'10" East 331.84 feet, and (3) South 27(degree)16'38" East
66.99 feet to a point; thence South 62(degree)48'48" West 181.01 feet to a point; thence South 27(degree)48'24" East 85.53 feet to a point; thence South 62(degree)11'36" West 74.00 feet to a point; thence North 27(degree)48'24" West
79.05 feet to a point; thence South 27(degree)03'23" West 172.13 feet to a point on the northeasterly right-of-way line of Executive Center Drive; thence along the northeasterly and northerly right-of-way line of Executive Center Drive the following eight (8) courses and distances: (1) North 27(degree)48'00" West 94.66 feet, (2) North 34(degree)35'00" West 53.23 feet, (3) North 38(degree)14'00" West 16.49 feet, (4) North 48(degree)31'00" West 16.70 feet, (5) North 56(degree)24'00" West 17.28 feet, (6) North 60(degree)40'00" West 50.00 feet,
(7) North  73(degree)14'00" West 50.10 feet, and (8) North 79(degree)45'00" West
136.90 feet to the Point of Beginning.

                                  EXHIBIT "A-9"

                     Description of Property located in the
                        County of Duval, State of Florida


PARCEL A:  (OSBORN BUILDING SITE)

All that certain piece, parcel or tract of land situate, lying, and being a portion of the J. Summeral Grant, Section 57, and the E. Hudnal Grant, Section 59, Township 3 South, Range 27 East, City of Jacksonville, Duval County, Florida, and being more particularly described as follows:

Commence at the centerline  intersection of Baymeadows Road, (formerly San Clerc
Road) (variable R/W), and Interstate 95 (variable R/W); thence along the centerline of Baymeadows Road South 89(degree)44'01" West 717.54 feet to a point; thence South 00(degree)15'59" East 90.00 feet to a point on the southerly right-of-way line of Baymeadows Road, said point being the end of the limited access right-of-way of Interstate 95; thence along the southerly right-of-way line of Baymeadows Road South 89(degree)44'01" West 386.96 feet to the intersection with the westerly right-of-way line of Freedom Commerce Parkway (variable R/W) as recorded in Official Records Volume 6569, pages 1273 to 1285 of the current public records of Duval County, Florida; thence along the westerly right-of-way line of Freedom Commerce Parkway the following eight (8) courses and distances: (1) with a curve to the right having a radius of 25.00 feet, a central angle of 90(degree)00'00" and a chord which bears South 45(degree)15'59" East 35.36 feet, an arc distance of 39.27 feet; 2) South 00(degree)15'59" East 225.00 feet; 3) South 01(degree)56'50" East 701.45 feet;
4) North 68(degree)53'28" East 23.22 feet; 5) with a curve to the left having a radius of 542.00 feet, a central angle of 28(degree)54'41" and a chord which bears South 33(degree)19'30" East 270.60 feet, an arc distance of 273.49 feet;
6) South 47(degree)46'50" East 28.18 feet; 7) with a curve to the right having a radius of 916.00 feet, a central angle of 34(degree)46'06" and a chord which bears South 30(degree)23'47" East 547.36 feet, an arc distance of 555.85 feet; and 8) with a curve to the left having a radius of 1,000.00 feet, a central angle of 26(degree)36'15" and a chord which bears South 26(degree)18'51" East
460.17 feet, an arc distance of 464.33 feet to the POINT OF BEGINNING; thence continue along the westerly right-of-way line of Freedom Commerce Parkway the following three (3) courses and distances: 1) with a curve to the left having a radius of 1,000.00 feet, a central angle of 14(degree)41'25" and a chord which bears South 46(degree)57'42" East 255.69 feet, an arc distance of 256.39 feet;
2) with a curve to the right having a radius of 866.14 feet, a central angle of 34(degree)22'49" and a chord which bears South 37(degree)06'59" East 511.96 feet, an arc distance of 519.73 feet, and 3) with a curve to the right having a radius of 25.00 feet, a central angle of 91(degree)01'28" and a chord which bears South 25(degree)14'41" West 35.67 feet, an arc distance of 39.71 feet to the intersection with the northerly right-of-way line of Freedom Crossing Trail (125' R/W) as recorded in Official Records Volume 6569, pages 1286 to 1288, of said public records; thence along the northerly right-of-way line of Freedom Crossing Trail South 70(degree)45'00" West 810.17

                             EXHIBIT "A-9" continued

feet to a point; thence North 20(degree)18'02" West 137.14 feet to a point; thence North 17(degree)29'38" East 46.31 feet to a point; thence North 18(degree)17'54" West 70.86 feet to a point; thence North 07(degree)12'17" East
164.32 feet to a point; thence North 45(degree)46'51" East 16.05 feet to a point; thence South 83(degree)55'02" East 15.98 feet to a point; thence North 48(degree)30'48" East 84.61 feet to a point; thence North 42(degree)16'54" West
2.71 feet to a point; thence North 47(degree)43'06" East 43.55 feet to a point; thence North 42(degree)16'54" West 111.51 feet to a point; thence North 10(degree)38'11" East 82.77 feet to a point; thence North 49(degree)46'35" East
338.08 feet to the POINT OF BEGINNING.


PARCEL B:  (GUNTI BUILDING SITE)

All that certain piece, parcel or tract of land situate, lying, and being a portion of the J. Summeral Grant, Section 57, and the E. Hudnal Grant, Section 59, Township 3 South, Range 27 East, City of Jacksonville, Duval County, Florida, and being more particularly described as follows:

Commence at the centerline  intersection of Baymeadows Road, (formerly San Clerc
Road) (variable R/W), and Interstate 95 (variable R/W); thence along the centerline of Baymeadows Road South 89(degree)44'01" West 717.54 feet to a point; thence South 00(degree)15'59" East 90.00 feet to a point on the Southerly right-of-way line of Baymeadows Road, said point being the end of the limited access right-of-way of Interstate 95; thence along the Southerly right-of-way line of Baymeadows Road, South 89(degree)44'01" West 386.96 feet to the Intersection with the Westerly right-of-way line of Freedom Commerce Parkway (variable R/W) as recorded in Official Records Volume 6569, Pages 1273 to 1285 of the Current Public Records of Duval County, Florida, thence along the Westerly right-of-way line of Freedom Commerce Parkway the following seven (7) courses and distances: 1) with a curve to the right, having a radius of 25.00 feet, a central angle of 90(degree)00'00" and a chord which bears South 45(degree)15'59" East, 35.36 feet, an arc distance of 39.27 feet; 2) South 00(degree)15'59" East, 225.00 feet; 3) South 01(degree)56'50" East, 701.45 feet;
4) North 68(degree)53'28" East, 23.22 feet; 5) with a curve to the left having a radius of 542.00 feet, a central angle of 28(degree)54'41" and a chord which bears South 33(degree)19'30" East, 270.60 feet, an arc distance of 273.49 feet;
6) South 47(degree)46'50" East, 28.18 feet; and 7) with a curve to the right having a radius of 916.00 feet, a central angle of 09(degree)28'32" and a chord which bears South 43(degree)02'34" East 151.32 feet, and arc distance of 151.49 feet to the POINT OF BEGINNING; thence continue along the Westerly right-of-way line of Freedom Commerce Parkway the following two (2) courses and distances: 1) with a curve to the right having a radius of 916.00 feet, a central angle of 25(degree)17'34" and a chord which bears South 25(degree)39'31" East 401.08 feet, an arc distance of 404.36 feet, and 2) with a curve to the left having a radius of 1,000.00 feet, a central angle of 26(degree)36'15" and a chord which bears South 26(degree)18'51" East 460.17 feet, an arc distance of 464.33 feet to a point; thence South 49(degree)46'35" West 338.08 feet to a point; thence South 10(degree)38'11" West, 82.77 feet to a point; thence South 42(degree)16'54" East
111.51 feet to a point; thence South 47(degree) 43' 06"

                             EXHIBIT "A-9" continued

West 43.55 feet to a point; thence South 42(degree)16'54" East 2.71 feet to a point; thence South 48(degree)30'48" West 84.61 feet to a point; thence North 83(degree)55'02" West 15.98 feet to a point; thence South 45(degree)46'51" West
16.05 feet to a point; thence North 34(degree)18'40" West 63.25 feet to a point; thence North 46(degree)51'57" West 109.24 feet to a point; thence North 09(degree)27'12" West 51.86 feet to a point; thence North 10(degree)52'20" East
99.52 feet to a point; thence North 65(degree)13'50" West 276.24 feet to a point; thence North 00(degree)18'53" West 186.21 feet to a point; thence North 76(degree)51'48" East 28.46 feet to a point; thence South 72(degree)15'39" East
127.32 feet to a point; thence North 66(degree)59'24" East 21.49 feet to a point; thence North 31(degree)11'31" West 137.61 feet to a point; thence South 43(degree)04'58" West 24.10 feet to a point; thence North 84(degree)10'26" West
72.56 feet to a point; thence North 01(degree)20'47" East 92.77 feet to a point; thence North 34(degree)07'18" East 63.10 feet to a point; thence North 81(degree)22'59" East 102.28 feet to a point; thence North 74(degree)21'08" East
137.49 feet to a point; thence North 41(degree)50'28" East 40.69 feet to a point; thence North 00(degree)29'23" East 26.23 feet to a point; thence North 54(degree)59'02" West 193.62 feet to a point; thence North 47(degree)46'54" West
83.03 feet to a point; thence North 51(degree)04'37" East 272.01 feet to the POINT OF BEGINNING.


PARCEL C:  (JACKSON BUILDING SITE)

All that certain piece, parcel or tract of land lying, situate and being a portion of the Francis Richard Grant, Section 56 and a portion of Section 26, Township 3 South, Range 27 East, Duval County, Florida, and being a part of the lands described in a deed recorded in Official Records Volume 6384, page 762 in the current public records of Duval County, Florida, and being more particularly described as follows:

Commence at the intersection of the centerline of Baymeadows Road (formerly San Clerc Road) (variable R/W) with the centerline of Interstate 95 (variable R/W) as said rights-of-way now exist; thence along the centerline of Interstate 95 South 29(degree)17'14" East 1,409.20 feet to a point; thence South 60(degree)42'46" West 168.07 feet to a point, said point being on the westerly right-of-way line of Interstate 95 and also being the northeasterly corner of the property described in a deed recorded in Official Records Volume 6749, page 1083 of said public records; thence along the westerly right-of-way line of Interstate 95 the following two (2) courses and distances: 1) South 31(degree)48'59" East 409.52 feet (REC) South 31(degree)50'02" East 409.77 feet
(ACT), and 2) South 29(degree)17'14" East 399.06 feet (REC) South 29(degree) 20' 14" East 399.24 feet (ACT) to the POINT OF BEGINNING; thence continue along the westerly right-of-way line of Interstate 95 South 29(degree)17'14" East 803.15 feet (REC) South 29(degree)20'14" East 801.67 feet (ACT) to the southeasterly corner of the lands described in a deed recorded in Official Records Volume 6384, page 762 of said public records; thence along the southerly boundary of the lands described in a deed recorded in ORV 6384, page 762 of said public records, North 88(degree)18'01" West 489.57 feet (REC) North 88(degree)28'30" West 489.81 feet (ACT) to the southwesterly corner of the lands described in said deed; thence North 34(degree)30'23" West 222.21 feet to a point, said

                             EXHIBIT "A-9" continued

point being on the easterly right-of-way line of Dix Ellis Trail (60' R/W); thence along said easterly right-of-way line of Dix Ellis Trail the following two (2) courses and distances: 1) with a curve to the left having a radius of
180.00 feet, a central angle of 48(degree)11'23" and a chord which bears North 10(degree)24'42" West 146.97 feet, an arc distance of 151.39 feet to a point, and 2) North 34(degree)30'23" West 319.13 feet to a point, said point being a southwesterly corner of property described in a deed recorded in Official Records Volume 6749, page 1083 of said public records; thence North 55(degree)29'37" East 294.00 feet (REC) North 55(degree)30'44" East 293.98 feet
(ACT) to a point; thence South 45(degree)49'34" East 160.70 feet to a point; thence North 60(degree)42'46" East 83.00 feet (REC) North 60(degree)42'02" East
83.16 feet (ACT) to the Point of Beginning.


PARCEL D:  (HAMILTON BUILDING SITE)

All that certain piece, parcel or tract of land situate, lying and being a portion of the Francis Richard Grant, Section 56 located in Township 3 South, Range 27 East, Duval County, Florida, and being a part of the property described in a deed recorded in Official Records Volume 6384, page 762, in the current public records of Duval County, Florida, and being more particularly described as follows:

Commence at the intersection of the centerline of Baymeadows Road (formerly San Clerc Road) (variable R/W) with the centerline of Interstate 95 (variable R/W) as said rights-of-way now exist; thence along the centerline of Interstate 95 South 29(degree)17'14" East 1,409.20 feet to a point; thence South 60(degree)42'46" West 168.07 feet to the POINT OF BEGINNING, said point being on the southwesterly right-of-way line of Interstate 95, said point also being on the northeasterly corner of the property described in said deed; thence along the southwesterly right-of-way line of Interstate 95 the following two (2) courses and distances: 1) South 31(degree)48'59" East 409.52 feet (REC) South 31(degree)50'02" East 409.77 feet (ACT), and 2) South 29(degree)17'14" East
399.06 feet (REC) South 29(degree)20'14" East 399.24 feet (ACT) to a point; thence South 60(degree)42'46" West 83.00 feet (REC) South 60(degree)42'02" West
83.16 feet (ACT) to a point; thence North 45(degree)49'34" West 160.70 feet to a point; thence South 55(degree)29'37" West 294.00 feet (REC) 55(degree)30'44" West 293.98 feet (ACT) to a point on the easterly right-of-way line of Dix Ellis Trail (60' R/W); thence along the easterly right-of-way line of Dix Ellis Trail North 34(degree)30'23" West 641.61 feet to the northwesterly corner of the property described in said deed; thence along the northerly boundary of the property described in said deed North 55(degree)28'46" East 463.61 feet (REC) North 55(degree)29'37" East 463.41 feet (ACT) to the Point of Beginning.

                                 EXHIBIT "A-10"

                     Description of Property located in the
                       County of Orange, State of Florida


PARCEL 1 (KOGERAMA BUILDING/0301) :

Lot 7 except the Southeasterly 6.00 feet thereof, Block C, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida.

PARCEL 2 (INDEPENDENCE BUILDING/0302) :

Lot 1 and a portion of Lots 2 and 4, Block "B", Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida, said portions of Lots 2 and 4 being more particularly described as follows:

Commence at the Northeast corner of said Lot 4, for the POINT OF BEGINNING; thence run South 34(degree) 34' 13" East, along the Westerly right-of-way line of Executive Center Drive, 25.33 feet to a point lying on the North line of the property described in that certain mortgage recorded in Official Records Book 4240, Page 4113 of said Public Records; thence run South 75(degree) 33' 15" West, along said North line of the property described in said mortgage, 414.40 feet to a point lying on the West line of aforesaid Block "B", said point also lying on the Easterly right-of-way line of Woodcock Road and on a non-tangent curve concave Westerly; thence run Northwesterly along said Easterly right-of-way line and said non-tangent curve, having a radius length of 2892.17 feet, a central angle of 04(degree) 19' 21", an arc length of 218.19 feet, a chord distance of 218.14 feet, and a chord bearing of North 04(degree) 10' 20" East to the Northwest corner of aforesaid Lot 2; thence run South 89(degree) 01' 27" East, along the North line of said Lot 2, a distance of 322.71 feet to the Northeast corner of said Lot 2, said corner lying on the aforesaid Westerly right-of-way line of Executive Center Drive and a non-tangent curve concave Northeasterly; thence run Southeasterly along said Westerly right-of-way line and said curve, having a radius length of 433.11 feet, a central angle of 12(degree) 18' 32", an arc length of 93.04 feet, a chord length of 92.87 feet, and a chord bearing of South 28(degree) 24' 57" East to the point of tangency; thence run South 34(degree) 34' 13" East, along said Westerly right-of-way line,
6.95 feet to the POINT OF BEGINNING.

PARCEL 3 (CARR BUILDING/0303) :

The Easterly 70.75 feet of Lot 9 and all of Lot 10 of Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, in the Public Records of Orange County, Florida.

                            EXHIBIT "A-10" continued

PARCEL 4 (ROCKBRIDGE BUILDING/0304) :

The North 143.47 feet of Lot 5 and the South 156.53 feet of Lot 6, Block A of Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida.

PARCEL 5 (SARATOGA BUILDING/0305) :

Lot 3 and a part of Lots 2 and 4 of Block B, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30 in the Public Records of Orange County, Florida, said part of Lots 2 and 4 being more particularly described as follows:

Commence at the most Easterly corner of Lot 2, said point also being the Northeast corner of Lot 4 and being on the Southwesterly right-of-way line of Executive Center Drive (80' R/W), all as shown on said plat; thence along the Southwesterly right-of-way line of Executive Center Drive South 34(degree) 34' 13" East 25.33 feet to the POINT OF BEGINNING; thence continue along the Southwesterly right-of-way line of Executive Center Drive the following two (2) courses and distances: 1) South 34(degree) 34' 13" East 134.67 feet, and 2) with a curve to the right having a radius of 30.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears South 10(degree) 25' 47" West 42.43 feet, an arc distance of 47.12 feet to a point on the Northwesterly right-of-way line of McCrory Place (60' R/W); thence along the Northwesterly right-of-way line of McCrory Place South 55(degree) 25' 47" West 220.00 feet to the Southwest corner of Lot 4; thence along the common line of Lots 3 and 4 North 34(degree) 34' 13" West 190.00 feet to a point on the Southeasterly line of Lot 2; said point also being the Northwest corner of Lot 4 and the Northeast corner of Lot 3; thence along the common line of Lots 2 and 3 South 55(degree) 25' 47" East
232.10 feet to a point on the Southeasterly right-of-way line of Woodcock Road (60' R/W); thence along the Southeasterly right-of-way line of Woodcock Road the following two (2) courses and distances: 1) with a curve to the right having a radius of 1,891.73 feet, a central angle of 04(degree) 30' 42" and a chord which bears North 04(degree) 05' 04" East 148.92 feet, an arc distance of 148.96 feet, and 2) with a curve to the left having a radius of 2,892.17 feet, a central angle of 00(degree) 00' 25" and a chord which bears North 06(degree) 20' 13" East .35 feet, an arc distance of .35 feet to a point; thence North 75(degree) 33' 15" East 414.40 feet to the POINT OF BEGINNING.

PARCEL 6   (ST. PAUL BUILDING/0306) :

The North 20.00 feet of Lot 8, and all of Lot 9, except the Easterly 70.75 feet thereof, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida.

                            EXHIBIT "A-10" continued

PARCEL 7 (TEDDER BUILDING/0307) :

The North  20.00  feet of Lot 3, all of Lot 4, and all of Lot 5 except the North
143.47 feet, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, in the Public Records of Orange County, Florida.

PARCEL 8 (ESSEX BUILDING/0308) :

Lots 1 and 2 and the Southeasterly 6.0 feet of Lot 7, Block C, Orlando Area Executive Center, Unit One, according to the Plat thereof, recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida, excepting therefrom the Easterly 20.0 feet of Lots 2 and 7.

PARCEL 9 (PALMETTO BUILDING/0309) :

Lot 8 (LESS  the  North  161.0  feet),  all of Lot 7, and Lot 6 (LESS  the South
156.53 feet) Block A, Orlando Area Executive Center, Unit One, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida.

PARCEL 10 (ENTERPRISE BUILDING/0310) :

Lots 1 and 2, Block E, Orlando Area Executive Center, Unit One, according to the Plat thereof recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida.

PARCEL 11 (PRINCETON BUILDING/0311) :

The Southerly 141.00 feet of the Northerly 161.00 feet of Lot 8, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, in the Public Records of Orange County, Florida.

PARCEL 12 (AMHERST BUILDING/0312) :

Lot 1, Block F, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida, and the Westerly 73.00 feet of Lot 2, Block F, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, Public Records of Orange County, Florida.

                            EXHIBIT "A-10" continued

PARCEL 13 (BENNINGTON BUILDING/0313) :

Lot 4, LESS the Westerly 200.00 feet thereof and all of Lot 5 of Block D, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, in the Public Records of Orange County, Florida.

PARCEL 14 (PORTERFIELD BUILDING/0314) :

The Easterly 20.00 feet of Lot 2, all of Lots 3, 4, 5 and 6, and the Southeasterly 6.00 feet of the Easterly 20.00 feet of Lot 7, of Block C, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida.

PARCEL 15 (BAINBRIDGE BUILDING/0315) :

The East 215.0 feet of the West 288.0 feet of Lot 2, Block F, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, Public Records of Orange County, Florida.

PARCEL 16 (LEXINGTON BUILDING/0316) :

Lots 1 and 2, Block D of Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida; and the Westerly 200 feet of Lots 3 and 4, Block D of Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, of the Public Records of Orange County, Florida.

PARCEL 17 (COMMODORE BUILDING/0317) :

The East 100 feet of Lot 3 and all of Lot 6, Block D, Orlando Area Executive Center, Unit Two, as recorded in Plat Book 3, Pages 41 and 42, of the Public Records of Orange County, Florida; also being described as follows:

Commence at the Southwest corner of Section 20, Township 22 South, Range 30 East; thence North 00(degree) 20' 58" East along the West line of said Section 20, a distance of 1084.45 feet to a point on the Northerly right-of-way line for Maguire Boulevard; thence from a tangent bearing of North 37(degree) 13' 46" East run Northeasterly along the arc of a curve concave Southeasterly having a radius of 1790.0 feet and a central angle of 18(degree) 12' 01" a distance of
568.60 feet to the point of tangency of said curve; thence North 55(degree) 25' 47" East along said Northerly right-of-way line 1276.74 feet to the Westerly right-of-way line for Lawton Road; thence North 34(degree) 34' 13" West along said Westerly right-of-way line 200.0 feet for a POINT OF BEGINNING; thence

South 55(degree) 25' 47" West 400.00 feet;  thence North 34(degree) 34' 13" West
200.00 feet to the Southerly right-of-way line for

                            EXHIBIT "A-10" continued

McCrory Place, thence North 55(degree) 25' 47" East along said Southerly right-of-way line 44.33 feet to the point of curvature of a curve concave Northwesterly having a radius of 191.78 feet; thence Northeasterly along the arc of said curve through a central angle of 54(degree) 27' 14" a distance of 182.27 feet to the point of reverse curvature of a curve concave Southeasterly having a radius of 30.0 feet; thence Northeasterly along the arc of said curve through a central angle of 90(degree) 00' 00" a distance of 47.12 feet to the point of tangency of said curve; thence South 89(degree) 01' 27" East along the Southerly right-of-way line for Lawton Road 103.0 feet to the point of curvature of a curve concave Southwesterly having a radius of 176.71 feet; thence Southeasterly along the arc of said curve through a central angle of 54(degree) 27' 14" a distance of 167.95 feet to the point of tangency of said curve; thence South 34(degree) 34' 13" East 83.59 feet to the POINT OF BEGINNING.

PARCEL 18 (HOLLISTER BUILDING/0318) :

Being the East 12.0 feet of Lot 2 and all of Lot 3, Block "F", of Orlando Area Executive Center, Unit Two as recorded in Plat Book 3, Pages 41 and 42, and a portion of Lot 4, Block "F" of Orlando Area Executive Center, Unit Three, as recorded in Plat Book 5, Page 121, all of the Public Records of Orange County, Florida, being more particularly described as:

Commence at the Southwest corner of Section 20, Township 22 South, Range 30 East; thence North 00(degree) 20' 58" East along the West line of said Section, a distance of 1084.45 feet to a point on the Northerly right-of-way line for Maguire Boulevard; thence from a tangent bearing of North 37(degree) 13' 46" East run Northeasterly along the arc of a curve concave Southeasterly having a radius of 1790.0 feet and a central angle of 18(degree) 12' 01" a distance of
568.60 feet to the point of tangency of said curve; thence North 55(degree) 25' 47" East along said Northerly right-of-way line 1336.74 feet to the Northeasterly right-of-way line for Lawton Road; thence North 34(degree) 34' 13" West along said Northeasterly right-of-way line 283.59 feet to the point of curvature of a curve concave Southwesterly having a radius of 236.71 feet; thence Northwesterly along the arc of said curve through a central angle of 24(degree) 16' 24" a distance of 100.28 feet for a POINT OF BEGINNING; thence continue Northwesterly along the arc of said curve and the Northerly right-of-way line for Lawton Road, through a central angle of 30(degree) 10' 50" a distance of 124.69 feet to the point of tangency of said curve; thence North 89(degree) 01' 27" West along said right-of-way line for Lawton Road a distance of 312.0 feet; thence North 00(degree) 58' 33" East, 200.00 feet; thence South 89(degree) 01' 27" East, 431.0 feet; thence South 00(degree) 58' 33" West,
232.09 feet to the POINT OF BEGINNING.

                            EXHIBIT "A-10" continued

PARCEL 19 (YORKTOWN BUILDING/0319) :

Part of Lots 4 and 6 and all of Lot 5, Block F, of Orlando Area Executive Center, Unit Three, according to the Plat thereof, as recorded in Plat Book 5, Page 121, of the Public Records of Orange County, Florida, being more particularly described as follows:

BEGINNING at the intersection of the Northwesterly right-of-way line of Maguire Boulevard (100' R/W) with the Northeasterly right-of-way line of Lawton Road (60' R/W), all as shown on said Plat; thence along the Northeasterly right-of-way line of Lawton Road the following two (2) courses and distances: 1) North 34(degree) 34' 13" West 283.59 feet, and 2) with a curve to the left, having a radius of 236.71 feet and a central angle of 24(degree) 16' 24", an arc distance of 100.28 feet to a point; thence North 00(degree) 58' 33" East 232.09 feet to a point on the Northerly boundary of said Block F; thence along the Northerly boundary of said Block F South 89(degree) 01' 27" East 414.40 feet to a point; thence South 00(degree) 58' 33" West 75.00 feet to a point; thence South 34(degree) 34' 13" East 276.56 feet to a point on the Northwesterly right-of-way line of Maguire Boulevard; thence along the Northwesterly right-of-way line of Maguire Boulevard the following two (2) courses and distances: 1) with a curve to the left, having a radius of 2,000.00 feet and a central angle of 05(degree) 21' 58", an arc distance of 187.31 feet, and 2) South 55(degree) 25' 47" West 220.52 feet to the POINT OF BEGINNING.

PARCEL 20 (FORRESTAL BUILDING/0320) :

Lot 2 and part of Lots 1 and 3, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida, being more particularly described as follows:

Beginning at the intersection of the Northwesterly right-of-way line of Maguire Boulevard (100' R/W) with the Westerly right-of-way line of Woodcock Road (60' R/W), all as shown on said plat; thence along the Northwesterly right-of-way line of Maguire Boulevard with a curve to the left, having a radius of 1,790.00 feet and a central angle of 05(degree) 23' 04", an arc distance of 168.72 feet to the most Easterly corner of that certain property described in a deed recorded in Official Records Book 2302, Page 482, in said Public Records; thence along the boundary of the property described in said deed the following two (2) courses and distances: 1) North 58(degree) 48' 42" West 202.79 feet, and 2) North 89(degree) 39' 35" West 112.65 feet; to a point on the Westerly boundary of said Block A; thence along the Westerly boundary of said Block A North 00(degree) 20' 25" East 205.80 feet to a point; thence South 89(degree) 39' 35" East 246.69 feet to a point on the Westerly right-of-way line of Woodcock Road; thence along the Westerly right-of-way line of Woodcock Road the following two
(2)  courses  and  distances:  1) with a curve to the  left,  having a radius of
282.81 feet and a central angle of 27(degree) 18' 42", an arc distance of 134.81 feet, and 2) South 46(degree) 41' 20" East 100.00 feet to the POINT OF BEGINNING.

                            EXHIBIT "A-10" continued

PARCEL 21 (CHANDLER BUILDING/0321) :

Lot 3, Block E, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, Public Records of Orange County, Florida.

PARCEL 22 (LANGLEY BUILDING/0322) :

A part of Lot 6 and all of Lot 7 of Block F, Orlando Area Executive Center, Unit Three, according to the Plat thereof, as recorded in Plat Book 5, Pages 121 and 122, in the Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the intersection of the Northwesterly right-of-way line of Maguire Boulevard (100' R/W) with the Northeasterly right-of-way line of Lawton Road (60' R/W), all as shown on said Plat; thence along the Northwesterly right-of-way line of Maguire Boulevard the following two (2) courses and distances: 1) North 55(degree) 25' 47" East 220.52 feet, and 2) with a curve to the right having a radius of 2,000.00 feet, a central angle of 05(degree) 21' 58" and a chord which bears North 58(degree) 06' 46" East 187.24 feet, an arc distance of 187.31 feet to the POINT OF BEGINNING, said point being the Southwesterly corner of Lot 6; thence along the Southwesterly line of Lot 6 North 34(degree) 34' 13" West 276.56 feet to a point; thence North 00(degree) 58' 33" East 75.00 feet to a point on the Northerly boundary of said Plat; thence along the Northerly boundary of said Plat South 89(degree) 01' 27" East 1,324.29 feet to the most Easterly corner of Lot 7, said point being on the Northerly right-of-way line of Maguire Boulevard; thence along the Northerly and Northwesterly right-of-way line of Maguire Boulevard the following two (2) courses and distances: 1) South 84(degree) 46' 43" West 376.18 feet, and 2) with a curve to the left having a radius of 2,000.00 feet, a central angle of 23(degree) 58' 58" and a chord which bears South 72(degree) 47' 14" West 831.06 feet, an arc distance of 837.16 feet to the POINT OF BEGINNING.

                                  Exhibit "B-1"

                                 TENNESSEE RIDER
                                       TO
                             MASTER LIEN INSTRUMENT

The following supersedes and amends the language of the Master Lien Instrument for the Property located in the state of Tennessee:

1. The  following  provision  is added  to and  made a part of the  Master  Lien
Instrument:

                  Security Agreement. As to any part of the Properties which constitutes personal property as opposed to real property, this instrument shall constitute a security agreement under the Uniform Commercial Code, and as to such collateral, Grantor hereby grants to Beneficiary a security interest therein. As to such personal property, Beneficiary shall have, in addition to all rights and remedies otherwise provided by law, the rights and remedies of a secured party under the Uniform Commercial Code of Tennessee, in addition to the rights and remedies provided herein or in any other instrument related hereto or by applicable law. Nevertheless, to the full extent permitted by law, all parts of the Property shall be deemed to be real property or fixtures and a part of the freehold, and not personal property.

2. The provision of the Master Lien Instrument entitled "Foreclosure" is deleted in its entirety and replaced with the following:

                  Foreclosure. Upon the occurrence of an Event of Default, the entire unpaid Indebtedness shall, at the option of Beneficiary, become immediately due and payable for all purposes without any notice or demand, except as required by law (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Beneficiary may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Property is located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Trustee or Beneficiary may, either personally or by agent or attorney in fact, enter upon and take possession of the Property and may manage, rent or lease the Property or any portion thereof upon such terms as Beneficiary may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Trustee is hereby further authorized and empowered, either after or without such entry, to sell and dispose of the Property en masse or in separate parcels (as Trustee may think best), and all the right, title and interest of Grantor therein, by advertisement or in any manner provided by the laws of the jurisdiction in which the Property is located, (GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT

                  TO A HEARING PRIOR TO SUCH SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by law; and Trustee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising the Property and of making said sale, and attorneys' fees as herein provided, pay to Beneficiary or the legal holder of the Indebtedness the amount thereof, including all sums advanced or expended by Beneficiary or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Note), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Grantor, the heirs, successors and assigns of Grantor, and all other persons claiming the Property aforesaid, or any part thereof, by, from, through or under Grantor. The legal holder of the Indebtedness may purchase the Property or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

3. The  following  provision  is added  to and  made a part of the  Master  Lien
Instrument:

                  Redemption. Grantor expressly waives equity of redemption and relinquishes the benefits of any statute now or hereafter in force providing for the redemption of land sold under mortgages or deeds of trust.

4.   The attached Tennessee cover sheet is hereby incorporated herein.

Loan No. C-331971 Tennessee
Counterpart 4 of 9 for recording in Shelby County, Tennessee
RECORDING REQUESTED BY


                                             "Maximum principal indebtedness for
WHEN RECORDED MAIL TO                        Tennessee recording tax purposes is
                                             $                   "
The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

                             MASTER LIEN INSTRUMENT
                             (Tennessee cover sheet)

                      DEED OF TRUST AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                           JOHN S. SHOAF, JR., TRUSTEE

                               for the benefit of

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

PURSUANT TO THE PROVISIONS OF CHAPTER NO. 137 OF THE PUBLIC ACTS OF THE STATE OF TENNESSEE (TENNESSEE CODE ANNOTATED, SECTION 47-28-101 ET SEQ.) EFFECTIVE JUNE 30, 1987, THIS INSTRUMENT IS INTENDED TO SECURE THE DEBTS AND OBLIGATIONS REFERRED TO HEREIN AS OBLIGATORY FUTURE ADVANCES, AND ALL ADVANCES MADE HEREUNDER WILL BE FOR COMMERCIAL PURPOSES.

                               MULTI-STATE LEGEND

This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00.

                                  Exhibit "B-2"

                              SOUTH CAROLINA RIDER
                                       TO
                             MASTER LIEN INSTRUMENT

The following supersedes and amends the language of the Master Lien Instrument for the Property located in the state of South Carolina:

1. The Master Lien Instrument is a Mortgage, Security Agreement and Fixture Filing.

2. The term "Grantor" as it appears in the Master Lien Instrument is replaced in each instance with the term "Mortgagor" in its place and stead.

3. The term "Beneficiary" as it appears in the Master Lien Instrument is replaced in each instance with the term "Mortgagee" in its place and stead.

4. The term "Trustee" and the words "or Trustee" and "Trustee or" as they appear in the Master Lien Instrument are deleted in their entirety.

5. The first grammatical paragraph of the Master Lien Instrument is deleted in its entirety and replaced with the following:

                  THIS MASTER LIEN INSTRUMENT, Made as of the 16th day of December, 1996 between KOGER EQUITY, INC., a Florida corporation, 3986 Boulevard Center Drive, Jacksonville, FL 32207, herein (whether one or more in number) called "Mortgagor", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Mortgagee":

6. The "Granting Clause" of the Master Lien Instrument is deleted in its entirety and replaced with the following:

                  WITNESSETH,   That   Mortgagor,   in   consideration   of  the
                  indebtedness herein mentioned, does hereby grant, convey, mortgage and warrant unto Mortgagee forever, with power of sale and right of entry and possession, the following properties (herein collectively referred to as the "Properties" and individually referred to as a "Property"):

                  A. The land described in Exhibits "A-1" through "A-10" attached hereto and incorporated herein (the "Land") and all appurtenances thereto; and

                  B. All buildings and improvements now existing or hereafter erected thereon, all waters and water rights, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning equipment, water and gas fixtures, and all other fixtures of every description belonging to Mortgagor which are or may be placed or used upon the Land or attached to the buildings or improvements, all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the realty as between the parties hereto.

         Mortgagor agrees not to sell, transfer, assign or remove anything described in B above now or hereafter located on the Land without prior written consent from Mortgagee unless (i) such action does not constitute a sale or removal of any buildings or improvements or the sale or transfer of waters or water rights and (ii) such action results in the substitution or replacement with similar items of equal value.

         Without limiting the foregoing grants, Mortgagor hereby pledges to Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired right, title and interest in and to the Properties and any and all

                  C. cash and other funds now or at any time hereafter deposited by or for Mortgagor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Mortgagee or a third party, or otherwise deposited with, or in the possession of, Mortgagee pursuant to the Loan Documents; and

                  D. surveys, soils reports, environmental reports, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Property; and

                  E. present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Mortgagor on account of the Property or any of the foregoing personal property.

                  All personal property hereinabove described is hereinafter referred to as the "Personal Property".

7. The first grammatical phrase of the "Securing Clause" of the Master Lien Instrument is deleted and replaced with the following:

                  TO HAVE AND TO HOLD the same unto Mortgagee for the purpose of securing:

8. The provision of the Master Lien Instrument entitled "Costs, Fees and Expenses" is deleted in its entirety and replaced with the following:

                  Costs, Fees and Expenses. Mortgagor agrees to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee hereunder; to pay all costs and expenses, including the cost of obtaining evidence of title and reasonable attorney's fees, incurred in connection with any such action or proceeding; and to pay any and all attorney's fees and expenses of collection and enforcement in the event the Note is placed in the hands of an attorney for collection, enforcement of any of the Loan Documents is undertaken or suit is brought thereon.

9. The provision of the Master Lien Instrument entitled "Substitution of Trustee" is deleted in its entirety.

10. The provision of the Master Lien Instrument entitled "Foreclosure" is deleted in its entirety and replaced with the following:

                  Foreclosure. Upon the occurrence of an Event of Default, the entire unpaid Indebtedness shall, at the option of Mortgagee, become immediately due and payable for all purposes without any notice or demand, except as required by law, (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Mortgagee may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Properties are located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Mortgagee may, either personally or by agent or attorney in fact, enter upon and take possession of the Properties and may manage, rent or lease the Properties or any portion thereof upon such terms as Mortgagee may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Mortgagee is hereby further authorized and empowered, as agent or attorney in fact, either after or without such entry, to sell and dispose of the Properties en masse or in separate parcels (as Mortgagee may think best), and all the right, title and interest of Mortgagor therein, by advertisement or in any manner provided by the laws of the jurisdiction in which the Property is located, (MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A HEARING PRIOR TO SUCH SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by law; and Mortgagee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising any Property and of making said sale, and attorneys' fees as herein provided, apply such proceeds to the Indebtedness, including all sums advanced or expended by Mortgagee or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Note), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Mortgagor, the heirs, successors and assigns of Mortgagor, and all other persons claiming the Properties aforesaid, or any part thereof, by, from, through or under Mortgagor. The legal holder of the Indebtedness may purchase the Properties or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

11. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEAN THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

12.      The attached South Carolina cover sheet is hereby incorporated herein.


                                                   KOGER EQUITY, INC., a Florida
Signed in presence of:                             corporation

                                             By:
                                                                   Its:

                                             Attest:
                                                                   Its:



(corporate seal)

STATE OF                                    )
                                            ) ss.
COUNTY                                      )

         PERSONALLY appeared before me , who being duly sworn, says that he saw the corporate seal of KOGER EQUITY, INC., a Florida corporation, affixed to the foregoing instrument and that he also saw , President, and
                              ,                    Secretary of said corporation
sign, and attest the same, and that   he with
witnessed the execution and delivery thereof as the act and deed of the said KOGER EQUITY, INC.



SWORN to before me this
day of December, 1996.


Notary Public for

My commission expires:

Loan No. C-331971  South Carolina
Counterpart 5 of 9 for recording in Greenville County, South Carolina

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT
                          (South Carolina cover sheet)

                         MORTGAGE AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                               MULTI-STATE LEGEND


This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00.

                                  Exhibit "B-3"

                                  FLORIDA RIDER
                                       TO
                             MASTER LIEN INSTRUMENT

The following supersedes and amends the language of the Master Lien Instrument for the Property located in the state of Florida:

1. The Master Lien Instrument is a Mortgage, Security Agreement and Fixture Filing.

2. The term "Grantor" as it appears in the Master Lien Instrument is replaced in each instance with the term "Mortgagor" in its place and stead.

3. The term "Beneficiary" as it appears in the Master Lien Instrument is replaced in each instance with the term "Mortgagee" in its place and stead.

4. The term "Trustee" and the words "or Trustee" and "Trustee or" as they appear in the Master Lien Instrument are deleted in their entirety.

5. The first grammatical paragraph of the Master Lien Instrument is deleted in its entirety and replaced with the following:

                  THIS MASTER LIEN INSTRUMENT, Made as of the 16th day of December, 1996 between KOGER EQUITY, INC., a Florida corporation, 3986 Boulevard Center Drive, Jacksonville, FL 32207, herein (whether one or more in number) called "Mortgagor", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Mortgagee":

6. The "Granting Clause" of the Master Lien Instrument is deleted in its entirety and replaced with the following:

                  WITNESSETH,   That   Mortgagor,   in   consideration   of  the
                  indebtedness herein mentioned, does hereby grant, convey, mortgage and warrant unto Mortgagee forever, with power of sale and right of entry and possession, the following properties (herein collectively referred to as the "Properties" and individually referred to as a "Property"):

                      A. The land described in Exhibits "A-1" through "A-10" attached hereto and incorporated herein (the "Land") and all appurtenances thereto; and

                      B. All buildings and improvements now existing or hereafter erected thereon, all waters and water rights, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning equipment, water and gas fixtures, and all other fixtures of every description belonging to Mortgagor which are or may be placed or used upon the Land or attached to the buildings or improvements, all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the realty as between the parties hereto.

                  Mortgagor agrees not to sell, transfer, assign or remove anything described in B above now or hereafter located on the Land without prior written consent from Mortgagee unless (i) such action does not constitute a sale or removal of any buildings or improvements or the sale or transfer of waters or water rights and (ii) such action results in the substitution or replacement with similar items of equal value.

                  Without limiting the foregoing grants, Mortgagor hereby pledges to Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired right, title and interest in and to the Properties and any and all

                      C. cash and other funds now or at any time hereafter deposited by or for Mortgagor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Mortgagee or a third party, or otherwise deposited with, or in the possession of, Mortgagee pursuant to the Loan Documents; and

                      D. surveys, soils reports, environmental reports, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Property; and

                      E. present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Mortgagor on account of the Property or any of the foregoing personal property.

                  All personal property hereinabove described is hereinafter referred to as the "Personal Property".

7. The "Securing Clause" of the Master Lien Instrument is deleted and replaced with the following:

                  TO HAVE AND TO HOLD the same unto Mortgagee for the purpose of securing:

                           (a) Payment to the order of Beneficiary of the indebtedness evidenced by (i) the Tranche A Promissory Note of even date herewith executed by Grantor for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2007 and with interest as therein expressed and (ii) the Tranche B Promissory Note of even date herewith executed by Grantor for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2009 and with interest as therein expressed (the Tranche A Promissory Note and Tranche B Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Note"), it being recognized that the funds may not have been fully advanced as of the date hereof but may be advanced in the future in accordance with the terms of a written contract; and

                           (b) Payment of all sums that may become due Mortgagee
                  under the provisions of, and the performance of each agreement of Mortgagor contained in, the Loan Documents; and

                           (c) Payment of any additional loan or advance made by
                  Mortgagee to Mortgagor at any time within 20 years from the date hereof, with interest thereon at the rate agreed upon, which shall be equally secured with and have the same priority as the original indebtedness and subject to all of the terms and provisions of this mortgage, if such additional loan or advance is evidenced by a promissory note of Mortgagor that is identified by a recital that it is secured by this mortgage; provided that the aggregate amount of outstanding principal at any one time shall not exceed an amount equal to one hundred fifty percent (150%) of the principal amount originally secured hereby. It is understood and agreed that this future advance provision shall not be construed to obligate the holder of the Note to make any such additional loans or advances. Any additional note or notes delivered under this future advance provision shall be included in "the Note" wherever it appears in the context of this mortgage. As used herein, "Loan Documents" means this instrument, the Note, that certain Absolute Assignment of Leases and Rents of even date herewith between Mortgagor and Mortgagee (the "Absolute Assignment"), that certain Certification of Borrower of even date herewith, that certain Application dated July 29, 1996 and acceptance letter dated September 10, 1996 executed by Mortgagor and Mortgagee (together, the "Loan Commitment"), and any other agreement entered into by Mortgagor and delivered to Mortgagee in connection with the indebtedness evidenced by the Note, except for any separate environmental indemnity agreement, as any of the foregoing may be amended from time to time.

8. The provision of the Master Lien Instrument entitled "Costs, Fees and Expenses" is deleted in its entirety and replaced with the following:

                  Costs, Fees and Expenses. Mortgagor agrees to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee hereunder; to pay all costs and expenses, including the cost of obtaining evidence of title and reasonable attorney's fees, incurred in connection with any such action or proceeding; and to pay any and all attorney's fees and expenses of collection and enforcement in the event the Note is placed in the hands of an attorney for collection, enforcement of any of the Loan Documents is undertaken or suit is brought thereon.

9. The provision of the Master Lien Instrument entitled "Substitution of Trustee" is deleted in its entirety.

10. The provision of the Master Lien Instrument entitled "Foreclosure" is deleted in its entirety and replaced with the following:

                  Foreclosure. Upon the occurrence of an Event of Default, the entire unpaid Indebtedness shall, at the option of Mortgagee, become immediately due and payable for all purposes without any notice or demand, except as required by law, (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Mortgagee may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Properties are located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Mortgagee may, either personally or by agent or attorney in fact, enter upon and take possession of the Properties and may manage, rent or lease the Properties or any portion thereof upon such terms as Mortgagee may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Mortgagee is hereby further authorized and empowered, as agent or attorney in fact, either after or without such entry, to sell and dispose of the Properties en masse or in separate parcels (as Mortgagee may think best), and all the right, title and interest of Mortgagor therein, by advertisement or in any manner provided by the laws of the jurisdiction in which the Property is located, (MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A HEARING PRIOR TO SUCH SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by law; and Mortgagee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising any Property and of making said sale, and attorneys' fees as herein provided, apply such proceeds to the Indebtedness, including all sums advanced or expended by Mortgagee or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Note), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Mortgagor, the heirs, successors and assigns of Mortgagor, and all other persons claiming the Properties aforesaid, or any part thereof, by, from, through or under Mortgagor. The legal holder of the Indebtedness may purchase the Properties or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

11.           The attached Florida cover sheet is hereby incorporated herein.

Loan No. C-331971  Florida
Counterpart 6 of 9 for recording in Pinellas County, Florida

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT
                              (Florida cover sheet)

                         MORTGAGE AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                               MULTI-STATE LEGEND


Counterparts of this instrument are being filed in Duval County, Florida; Leon County, Florida; Orange County, Florida; and Pinellas County, Florida. All documentary stamp and intangible personal property taxes are being paid in Duval County, Florida.

This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00. The percentage which the value of the collateral security located in Florida bears to the total value of all of the collateral security pledged is _______%. Based on such percentage, the portion of the original principal amount of the loan which is attributable to Florida property is $______________.

Loan No. C-331971  Florida
Counterpart 7 of 9 for recording in Leon County, Florida

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT
                              (Florida cover sheet)

                         MORTGAGE AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                               MULTI-STATE LEGEND


Counterparts of this instrument are being filed in Duval County, Florida; Leon County, Florida; Orange County, Florida; and Pinellas County, Florida. All documentary stamp and intangible personal property taxes are being paid in Duval County, Florida.

This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00. The percentage which the value of the collateral security located in Florida bears to the total value of all of the collateral security pledged is _______%. Based on such percentage, the portion of the original principal amount of the loan which is attributable to Florida property is $______________. Loan No. C-331971 Florida Counterpart 9 of 9 for recording in Orange County, Florida

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT
                              (Florida cover sheet)

                         MORTGAGE AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                               MULTI-STATE LEGEND


Counterparts of this instrument are being filed in Duval County, Florida; Leon County, Florida; Orange County, Florida; and Pinellas County, Florida. All documentary stamp and intangible personal property taxes are being paid in Duval County, Florida.

This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00. The percentage which the value of the collateral security located in Florida bears to the total value of all of the collateral security pledged is _______%. Based on such percentage, the portion of the original principal amount of the loan which is attributable to Florida property is $______________.

Loan No. C-331971 Texas
Counterpart 1 of 9 for recording in Bexar County, Texas

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT
                               (Texas cover sheet)

                      DEED OF TRUST AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                           MICHAEL P. CUSICK, TRUSTEE

                               for the benefit of

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                               MULTI-STATE LEGEND


This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00.

Loan No. C-331971 Texas
Counterpart 2 of 9 for recording in Travis County, Texas

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT
                               (Texas cover sheet)

                      DEED OF TRUST AND SECURITY AGREEMENT

                                      from

                               KOGER EQUITY, INC.

                                       to

                           MICHAEL P. CUSICK, TRUSTEE

                               for the benefit of

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                               MULTI-STATE LEGEND


This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00.

Loan No. C-331971 Texas
Counterpart 3 of 9 for recording in El Paso County, Texas

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.


                             MASTER LIEN INSTRUMENT

This Master Lien Instrument has been executed in nine (9) counterparts for recordation in nine counties in four states and is collateral security for the Tranche A Promissory Note of even date herewith in the original principal amount of $100,500,000.00 and the Tranche B Promissory Note of even date herewith in the original principal amount of $89,500,000.00.